UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21761

Keeley Funds, Inc.
(Exact name of registrant as specified in charter)

401 S. LASALLE ST SUITE 1201 CHICAGO, IL			60605
(Address of principal executive offices)			(Zip code)

ALAN GOLDBERG K&L Gates LLP 70 WEST MADISON STREET, SUITE 3100 CHICAGO, IL 60602
(Name and address of agent for service)

Registrant’s telephone number, including area code:		312-786-5000

Date of fiscal year end:	September 30, 2010

Date of reporting period:	March 31, 2010

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2010

KEELEY Small Cap Value Fund

Class A – KSCVX

Class I – KSCIX

KEELEY Small Cap Dividend Value Fund

Class A – KSDVX

Class I – KSDIX

KEELEY Small-Mid Cap Value Fund

Class A – KSMVX

Class I – KSMIX

KEELEY Mid Cap Value Fund

Class A – KMCVX

Class I – KMCIX

KEELEY All Cap Value Fund

Class A – KACVX

Class I – KACIX

CONTENTS

KEELEY Funds, Inc.

KEELEY Small Cap Value Fund
KEELEY Small Cap Dividend Value Fund
KEELEY Small-Mid Cap Value Fund
KEELEY Mid Cap Value Fund
KEELEY All Cap Value Fund

Letter to Shareholders	1

Manager Commentary	4

Expense Example	14

Schedule of Investments	16

Statement of Assets and Liabilities	33

Statement of Operations	34

Statements of Changes in Net Assets	36

Financial Highlights	38

Notes to Financial Statements	47

LETTER TO SHAREHOLDERS
KEELEY FUNDS, INC

Dear Shareholder,

After beginning the first quarter of 2010 with modest declines, U.S. equity markets posted steady gains throughout February and March and finished the quarter with strong returns. Positive economic news came in the form of improved retail sales, along with firming trends in durable goods orders and slight increases in industrial production and factory use. However, the housing market remains under duress with a high foreclosure rate and stagnant homebuilding. The unemployment rate remains stubbornly high at 9.9 percent and though there has been some improvement in the rate of joblessness, these modest gains put just a small dent in the 8.5 million jobs lost since the beginning of the recession. As a result of these mixed economic signals, the Federal Reserve has opted to retain the "go-slow" accommodative policies that have been in place for some time.

The stock market clearly reacted toward much of the positive economic news, with broad based gains across all market indices. We are seeing a number of positive economic developments that give us confidence that the global economic recovery might be sustainable. A number of challenges remain, and it remains to be seen how the U.S. economy will grow without the help of federal stimulus funds. Overall, we continue to expect a slow, but positive recovery. Although equities have rallied strongly from the March 2009 bottom, we have not focused on price increases attributable to individual names, as the period ending in March of 2009 presented a market based on fear with little regard for true fundamentals. This makes it difficult to assess today's market valuations solely from where stocks have come. We continue to identify attractive opportunities in today's environment and are optimistic that corporate earnings and the future guidance companies provide will be strong in the coming quarters.

Across the majority of our portfolios, we continue to be heavily weighted toward the industrial sector. While this negatively impacted the portfolio during the depths of the recession, many of our companies in this space have emerged from the downturn with greater operating efficiency and stronger balance sheets. Our optimism toward the sector is based on a number of factors. First, we have been impressed by how well profit margins have held up, and in many cases increased, during what has been the worst recession since World War II. This was especially impressive considering most companies experienced significant drops in volume. Additionally, cash flow generation from the majority of our portfolio companies remained constant or improved during the downturn. As a result, even a small increase in sales volume could provide a significant boost to earnings and margins. On even flat GNP growth, we expect volumes to rise. Since we believe there will be a modest increase in GNP during the second half of 2010, we remain encouraged by the earnings prospects for many of our industrial holdings. Lastly, with credit markets improving, we are beginning to see the types of merger and acquisition activity within the industrial sector that has been dormant for quite some time. Until recently, financing was difficult to obtain, and buyers and sellers could not come to agreeable terms because earnings and EBITDA multiples had fallen for sellers. We are now beginning to see the small, bolt-on acquisitions within the sector that we believe will be accretive to earnings and a positive strategic development for our companies.

Despite our optimism toward the industrial sector, there are a few headwinds that may temper our enthusiasm. This sector is naturally cyclical, so any slow down in the recovery cycle at this point could hinder the ability for many companies to maintain the momentum they have experienced over the past year. Volatility in commodity costs is also an important factor in maintaining profit margins and profitability. If commodity costs were to increase rapidly, which could in turn lead to higher production costs, it may be difficult for our companies to pass on some of these costs to their clients. Lastly, continued weakness in Europe and a modest slowing in the Far East could also be a headwind as many of our companies have enjoyed strong demand overseas.

Until recently, our underweight position in financials, as well as a bias toward higher quality financial stocks, has benefited our portfolios. Although our stock selection in the financial sector was a detractor during the first quarter of 2010, the issue wasn't necessarily what our portfolios owned, but what we didn't own. We remain skeptical of the strength of the balance sheets of many regional banks, and have focused much of our financial holdings on higher quality banks, asset managers, and property and casualty insurers. During the first quarter of 2010, due in large part to the strength in some of the larger financial institutions such as Citigroup Inc., many of the small and mid-sized regional banks that had been under pressure during the downturn, rallied sharply. We view this move with a great deal of skepticism and are comfortable with our position in financials until a greater amount of transparency can be obtained.

Finally, although we are encouraged by the progress the economy has made over the past year, we continue to keep a close eye on the credit markets. Although we are not close to previous levels and levels that are needed to sustain economic growth, we believe a significant amount of progress has been made in a relatively short period of time. Merger and acquisition activity, the number of companies emerging from bankruptcy, and the projected number of spin-offs are all evidence to support our view that credit markets are improving. This is critical if the economy, as well as companies we hold in our funds are to experience prolonged growth, and it is especially important to our corporate restructuring investment philosophy.

Thank you for your continued commitment to the KEELEY Funds.

Sincerely,

John L. Keeley, Jr.
President and CIO

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Funds' prospectus. Please read the Funds' prospectus carefully before investing.

MANAGER COMMENTARY
KEELEY SMALL CAP VALUE FUND (KSCVX - KSCIX)

In the first quarter of 2010, the KEELEY Small Cap Value Fund (KSCVX) climbed 7.06 percent compared to a 8.85 percent increase for the Russell 2000 Index and a 10.02 percent rise in the Russell 2000 Value Index. Over the trailing six month period, the Fund rose 11.19 percent compared to a 13.07 percent increase for the Russell 2000 Index. Over the past six months the portfolio's underweight position in the consumer discretionary sector and stock selection within the financial sector were the primary factors in the Fund's relative underperformance versus the benchmark.

Although our underweight position in the consumer discretionary had a negative impact on performance, stock selection within the sector was very strong. We had a number of positions in the sector, such as Gaylord Entertainment, DineEquity and Wyndham Worldwide, that posted strong gains over the past six months as the economy recovered. We also experienced strong stock selection within the healthcare sector from companies such as IMS Health, which was taken over at a premium price late in 2009. The portfolio also had CKE Restaurants and Encana Corp. taken over at a premium price over the past six months.

Lastly, although crude oil rallied for much of the past six months, the majority of our energy holdings were tied to natural gas or in the materials sector to coal stocks. Companies such as Walter Energy, which produces high quality metallurgical coal used in the production of steel, performed particularly well for much of 2009 and in the first quarter of 2010. The demand for metallurgical coal continues to be high and overseas demand has been especially strong. Our positions with exposure to natural gas have detracted from performance in recent periods, but we remain optimistic with regard to the long-term outlook for this commodity. The vast amounts of natural gas discovered underneath the various shale formations throughout the United States gives us confidence that over a long-term cycle, the value of these resources will be properly recognized despite any short-term price volatility. It is also possible that over the longer term, natural gas may become as important to the energy story as oil is today.

Sincerely,

John L. Keeley, Jr.
President and CIO

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Fund's prospectus. Please read the Fund's prospectus carefully before investing.

Investments by Sector

As a Percentage of Investments
As of 3/31/2010
(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment
Keeley Small Cap Value Fund - Class A and Russell 2000® Index **
(Unaudited)

Average annual total returns ***
For the periods ended March 31, 2010

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley Small Cap Value Fund
Class A	61.91%	2.96%	9.71%	11.53%
Class A (includes max 4 1/2% front-end load)	54.61%	2.02%	9.21%	11.22%
Class I	62.40%	N/A	N/A	-10.25%
Russell 2000® Index	62.76%	3.36%	3.68%	7.60	% (2)

(1)  Inception date is October 1, 1993 for Class A Shares and December 31, 2007 for Class I Shares.

(2)  The Since Commencement of Operations return shown is from the commencement date of Keeley Small Cap Value Fund - Class A. The return from the commencement date of the Keeley Small Cap Value Fund - Class I is -3.80%.

*  Excludes short-term investments and investments purchased with cash collateral from securities lending.

**  The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000® Index is unmanaged and returns include reinvested dividends. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investments.

***  PERFORMANCE DATA quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY
KEELEY SMALL CAP DIVIDEND VALUE FUND (KSDVX - KSDIX)

The KEELEY Small Cap Dividend Value Fund (KSDVX) was launched on December 1, 2009. In the Fund's first full quarter ending March 31, 2010, the portfolio climbed 8.84 percent compared to a 10.02 percent increase for the Russell 2000 Value Index. During the quarter, five sectors added value while five sectors detracted. Stock selection within the financial sector was the primary factor in the Fund's relative underperformance versus the Russell 2000 Value Index.

Despite our slight relative underperformance against our benchmark, overall, we were not displeased with the Fund's performance given the current market environment. Although we strive to outperform our passive benchmark, this portfolio is designed to focus solely on dividend paying small-cap companies. Due to the Fund's defensive nature, we anticipate slight periods of underperformance when equity markets are unusually strong. With that said, we believe that our bottom-up process will identify attractive opportunities that can outperform in any market environment. However, risk management is our highest priority and under more challenging investment conditions, we believe our approach will add substantial alpha over the benchmark.

The portfolio experienced two premium priced takeover offers during the quarter that boosted returns. Airgas Inc., received an unsolicited cash offer from rival Air Products & Chemicals Inc. in February. Additionally, CKE Restaurants agreed to be purchased by Thomas H. Lee Partners for over $600 million in cash in February.

We are encouraged by the overall balance sheet health of many of the companies the Fund holds. We believe these companies will put their cash to good use; either through strategic acquisitions, share buybacks, or potentially initiating or raising dividends, all of which would be shareholder friendly and create additional opportunities for the Fund.

Sincerely,

John L. Keeley, Jr.
President and CIO

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Fund's prospectus. Please read the Fund's prospectus carefully before investing.

Investments by Sector

As a Percentage of Investments
As of 3/31/2010
(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment
Keeley Small Cap Dividend Value Fund - Class A and Russell 2000® Value Index **
(Unaudited)

Total returns ***
For the periods ended March 31, 2010

	1-Month	Since Commencement of Operations (1)
Keeley Small Cap Dividend Value Fund
Class A	7.89%	11.86%
Class A (includes max 4 1/2% front-end load)	3.01%	6.84%
Class I	7.84%	11.93%
Russell 2000® Value Index	8.32%	16.61%

(1)  Inception date is December 1, 2009.

*  Excludes short-term investments and investments purchased with cash collateral from securities lending.

**  The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forcasted growth values. These index figures do not reflect any deductions for fees, expenses or taxes, and are not available for investments.

***  PERFORMANCE DATA quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY
KEELEY SMALL-MID CAP VALUE FUND (KSMVX-KSMIX)

In the first quarter of 2010, the KEELEY Small-Mid Cap Value Fund (KSMVX) climbed 7.47 percent compared to a 9.57 percent increase for the Russell 2500 Value Index. Over the trailing six month period ending March 31, 2010, the Fund rose 11.50 percent compared to a 14.66 percent increase for the Russell 2500 Value Index. Over the past six months stock selection within the energy and financial sectors were the primary factors in the Fund's relative underperformance versus the benchmark.

The Fund's overweight position and strong stock selection within the consumer discretionary sector was a key contributor to the Fund's absolute returns over the past six months. After a strong year in 2009, DineEquity Inc. continued to be a solid performer early in 2010. The restaurant chain, which operates IHOP and Applebee's, continues to experience synergies from their merger and the improving economy helped boost earnings over the past six months. A number of other stocks within the consumer discretionary sector were positive contributors to the Fund's performance: Petsmart Inc. and Gaylord Entertainment were two notable performers over the past six months.

Stock selection in healthcare was especially strong, led by Perrigo Co. The generic drug maker won two favorable jury verdicts against Rexall Sundown Inc. and the company also expects to obtain long-term benefits from a number of patent expirations on popular drugs.

With regard to financials, we continue to be underweight the sector, though we have more confidence in some of the healthy community banks, which are benefitting from FDIC assisted acquisitions. These transactions are structured where most of the credit risk is borne by the FDIC. Oftentimes, these deals are immediately accretive to capital and earnings while expanding the footprint and earnings power of the acquiring institutions. Until more transparency is available within the higher-beta regional banks, we will continue to focus the majority of our banking investments on the higher quality institutions.

Sincerely,

John L. Keeley, Jr.
President and CIO

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Fund's prospectus. Please read the Fund's prospectus carefully before investing.

Investments by Sector

As a Percentage of Investments
As of 3/31/2010
(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment
Keeley Small-Mid Cap Value Fund - Class A and Russell 2500® Value Index **
(Unaudited)

Average annual total returns ***
For the periods ended March 31, 2010

	1-Year	Since Commencement of Operations (1)
Keeley Small-Mid Cap Value Fund
Class A	89.90%	-3.04%
Class A (includes max 4 1/2% front-end load)	81.30%	-4.72%
Class I	90.78%	-2.77%
Russell 2500® Value Index	67.17%	-2.08%

(1)  Inception date is August 15, 2007.

*  Excludes short-term investments.

**  The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. These index figures do not reflect any deductions for fees, expenses or taxes, and are not available for investments.

***  PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will not fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY
KEELEY MID CAP VALUE FUND (KMCVX - KMCIX)

In the first quarter of 2010, the KEELEY Mid Cap Value Fund (KMCVX) climbed 6.19 percent compared to a 9.61 percent increase for the Russell Mid Cap Value Index. Over the trailing six month period ending March 31, 2010, the Fund rose 7.90 percent compared to a 15.32 percent increase for the Russell Mid Cap Value Index. Over the past six months stock selection within the financial and industrial sectors were the primary factors in the Fund's relative underperformance versus the benchmark.

A significant factor that impacted our relative returns over the past six months was our bias toward "larger" mid-cap names. Early in 2009 during the severe downturn, many of our mid-cap holdings became drastically smaller in market cap, falling into the small-cap universe. Consequently, we sold some of the smaller names in the portfolio early in the year. The inherent bias toward "larger" mid-cap names had a negative impact as smaller-cap companies have significantly outperformed their larger peers since the rally began in March of 2009. With that said, we are comfortable with this bias and believe the "quality" of the current portfolio will benefit shareholders in the long-term, especially if volatility returns.

With regard to the financial sector, we continue to have a bias toward quality in that sector as well. Although there have been a number of opportunities in higher beta financial stocks in recent periods, we continue to view the rally with skepticism, as many of these stocks have little to no transparency in the legacy loans and assets on their balance sheet. Until we can obtain the transparency needed for us to feel comfortable holding a position over our targeted three to five-year time horizon, we will continue to focus on the higher quality companies within the mid-cap universe.

Lastly, although a number of our better performing positions could be found within the consumer discretionary sector, our underweight position negatively impacted returns in recent periods on a relative basis. The consumer discretionary sector was the second best performing sector within the Russell Mid Cap Value Index over the past six months, and we specifically lacked exposure to some of the better performing retailers that rallied strongly in the wake of a recovering economy. We have slowly increased our weight to this sector, but remained slightly underweight the benchmark as of March 31, 2010.

Sincerely,

John L. Keeley, Jr.
President and CIO

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Fund's prospectus. Please read the Fund's prospectus carefully before investing.

Investments by Sector

As a Percentage of Investments
As of 3/31/2010
(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment
Keeley Mid Cap Value Fund - Class A and Russell Mid Cap® Value Index **
(Unaudited)

Average annual total returns ***
For the periods ended March 31, 2010

	1-Year	3-Year	Since Commencement of Operations (1)
Keeley Mid Cap Value Fund
Class A	49.51%	-10.86%	-2.82%
Class A (includes max 4 1/2% front-end load)	42.69%	-12.21%	-3.78%
Class I	49.89%	N/A	-19.11%
Russell Midcap® Value Index	72.41%	-5.22%	2.09	% (2)

(1)  Inception date is August 15, 2005 for Class A Shares and December 31, 2007 for Class I Shares.

(2)  The Since Commencement of Operations return shown is from the commencement date of the Keeley Mid Cap Value Fund - Class A. The return from the commencement date of the Keeley Mid Cap Value Fund - Class I is -4.32%.

*  Excludes short-term investments.

**  The Russell Midcap® Value Index of common is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investments.

***  PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will not fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY
KEELEY ALL CAP VALUE FUND (KACVX - KACIX)

In the first quarter of 2010, the KEELEY All Cap Value Fund (KACVX) climbed 5.41 percent compared to a 7.05 percent increase for the Russell 3000 Value Index. Over the trailing six month period ending March 31, 2010, the Fund rose 10.58 percent compared to an 11.51 percent increase for the Russell 3000 Value Index. Over the past six months stock selection within the energy and financial sectors were the primary factors in the Fund's relative underperformance versus the benchmark.

The Fund's overweight position and strong stock selection within the consumer discretionary sector was a key contributor to the Fund's strong absolute returns over the past six months. After a strong year in 2009, DineEquity Inc. continued to be a solid performer early in 2010 and was a key contributor to the Fund's portfolio over the past two quarters. The restaurant chain, which operates IHOP and Applebee's, continues to experience synergies from their merger and the improving economy helped boost earnings over the past year. Dillard's Inc. was another strong performer as the department store had its credit rating upgraded by Moody's due to improvements in its operating performance and credit profile.

Stock selection in healthcare was also strong, led by Perrigo Co. The generic drug maker won two favorable jury verdicts against Rexall Sundown Inc. and the company also expects to obtain long-term benefits from a number of patent expirations on popular drugs. IMS Health, which was acquired in late 2009, and AmerisourceBergen were two other notable strong contributors to performance from the health care sector.

The industrial sector continues to be the largest weight in the Fund's portfolio, and we remain as optimistic as ever about the prospects for our stocks within that sector. The majority of our companies have managed costs extremely well while maintaining margins, putting themselves in what we believe is an attractive position to benefit from an improving economy. Additionally, the abundance of cash that sits on the balance sheet of a number of our companies, we believe has put them in an advantageous position to make strategic, "tuck-in" acquisitions to bolster future growth.

Sincerely,

John L. Keeley, Jr.
President and CIO

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Fund's prospectus. Please read the Fund's prospectus carefully before investing.

Investments by Sector

As a Percentage of Investments
As of 3/31/2010
(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment
Keeley All Cap Value Fund - Class A and Russell 3000® Value Index **
(Unaudited)

Average annual total returns ***
For the periods ended March 31, 2010

	1-Year	3-Year	Since Commencement of Operations (1)
Keeley All Cap Value Fund
Class A	73.60%	-5.91%	-0.18%
Class A (includes max 4 1/2% front-end load)	65.78%	-7.34%	-1.38%
Class I	74.07%	N/A	-12.03%
Russell 3000® Value Index	54.46%	-7.21%	-0.89	% (2)

(1)  Inception date is June 14, 2006 for Class A Shares and December 31, 2007 for Class I Shares.

(2)  The Since Commencement of Operations return shown is from the commencement date of the Keeley All Cap Value Fund - Class A. The return from the commencement date of the Keeley All Cap Value Fund - Class I is -8.58%.

*  Excludes short-term investments.

**  The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investments.

***  PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will not fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

KEELEY Funds, Inc.
Expense Example
For the Six Month Period Ended March 31, 2010
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009 to March 31, 2010 (the "period") for the Small Cap Value Fund, the Small-Mid Cap Value Fund, the Mid Cap Value Fund, and the All Cap Value Fund and from December 1, 2009 (commencement of operations) to March 31, 2010 for the Small Cap Dividend Value Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

	Class A
	Beginning account value	Ending account value	Annual Expense Ratio**	Expenses paid during the period ended *
Small Cap Value Fund	$1,000.00	$1,111.90	1.36%	$7.16
Small Cap Dividend Value Fund	1,000.00	1,118.60	1.39%	4.88
Small-Mid Cap Value Fund	1,000.00	1,115.00	1.39%	7.33
Mid Cap Value Fund	1,000.00	1,079.00	1.40%	7.26
All Cap Value Fund	1,000.00	1,105.80	1.40%	7.35
	Class I
	Beginning account value	Ending account value	Annual Expense Ratio**	Expenses paid during the period ended *
Small Cap Value Fund	$1,000.00	$1,113.90	1.11%	$5.85
Small Cap Dividend Value Fund	1,000.00	1,119.30	1.14%	4.00
Small-Mid Cap Value Fund	1,000.00	1,117.10	1.14%	6.02
Mid Cap Value Fund	1,000.00	1,080.10	1.15%	5.96
All Cap Value Fund	1,000.00	1,107.70	1.15%	6.04

*  Expenses are equal to the Funds' expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 182/365 for the Small Cap Value, the Small-Mid Cap Value, the Mid Cap Value and the All Cap Value Funds (to reflect the one-half year period) and multiplied by 121/365 for the Small Cap Dividend Value Fund (to reflect the period since commencement).

**  Includes interest expense.

KEELEY Funds, Inc.
Expense Example (Continued)
For the Six Month Period Ended March 31, 2010
(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	Class A
	Beginning account value	Ending account value	Annual Expense Ratio**	Expenses paid during the period ended *
Small Cap Value Fund	$1,000.00	$1,018.15	1.36%	$6.84
Small Cap Dividend Value Fund	$1,000.00	1,011.87	1.39%	4.64
Small-Mid Cap Value Fund	$1,000.00	1,018.00	1.39%	6.99
Mid Cap Value Fund	$1,000.00	1,017.95	1.40%	7.04
All Cap Value Fund	$1,000.00	1,017.95	1.40%	7.04
	Class I
	Beginning account value	Ending account value	Annual Expense Ratio**	Expenses paid during the period ended *
Small Cap Value Fund	$1,000.00	$1,019.40	1.11%	$5.59
Small Cap Dividend Value Fund	$1,000.00	1,012.69	1.14%	3.80
Small-Mid Cap Value Fund	$1,000.00	1,019.25	1.14%	5.74
Mid Cap Value Fund	$1,000.00	1,019.20	1.15%	5.79
All Cap Value Fund	$1,000.00	1,019.20	1.15%	5.79

*  Expenses are equal to the Funds' expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 182/365 for the Small Cap Value, the Small-Mid Cap Value, the Mid Cap Value and the All Cap Value Funds (to reflect the one-half year period) and multiplied by 121/365 for the Small Cap Dividend Value Fund (to reflect the period since commencement).

**  Includes interest expense.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS
March 31, 2010 (Unaudited)

Shares		Value
	COMMON STOCKS – 99.65%
	Aerospace & Defense – 1.20%
945,000	Ladish, Inc. (a) (b)	$19,051,200
882,500	Teledyne Technologies, Inc. (a)	36,420,775
		55,471,975
	Beverages – 0.95%
1,242,500	Dr. Pepper Snapple Group, Inc.	43,698,725
	Building Products – 0.72%
2,000,000	Quanex Building Products Corp. (b)	33,060,000
	Capital Markets – 5.57%
77,500	Artio Global Investments, Inc.	1,917,350
67,500	Cohen & Steers, Inc. (c)	1,684,800
1,098,000	Epoch Holding Corp.	12,396,420
368,000	Gamco Investors, Inc. (b)	16,744,000
388,960	Greenhill & Co, Inc.	31,929,726
1,340,000	Invesco Ltd.	29,359,400
1,145,000	Investment Technology Group, Inc. (a)	19,110,050
750,000	Jefferies Group, Inc. (c)	17,752,500
850,000	Legg Mason, Inc.	24,369,500
560,000	Piper Jaffray Companies (a)	22,568,000
415,000	Pzena Investment Management, Inc. (a)	3,166,450
1,370,000	SWS Group, Inc.	15,796,100
2,732	Teton Advisors, Inc. (a)	30,054
1,665,000	Waddell & Reed Financial, Inc.	60,006,600
		256,830,950
	Chemicals – 4.39%
1,145,000	Arch Chemicals, Inc.	39,376,550
1,112,500	Ashland, Inc.	58,706,625
1,412,500	Koppers Holdings, Inc. (b)	40,002,000
1,360,000	W.R. Grace & Co. (a)	37,753,600
1,217,000	Zep, Inc. (b)	26,627,960
		202,466,735

Shares		Value
	Commercial Banks – 2.45%
15,000	BOK Financial Corp.	$786,600
550,000	Danvers Bancorp, Inc.	7,606,500
22,500	FirstMerit Corp.	485,325
15,000	Glacier Bancorp, Inc.	228,450
678,000	Iberiabank Corp.	40,686,780
962,500	MB Financial, Inc.	21,685,125
1,110,000	Wintrust Financial Corp.	41,303,100
		112,781,880
	Commercial Services & Supplies – 0.61%
1,045,000	Covanta Holding Corp. (a)	17,409,700
664,000	Standard Parking Corp. (a)	10,902,880
		28,312,580
	Computers & Peripherals – 0.67%
1,280,000	NCR Corp. (a)	17,664,000
460,000	Teradata Corp. (a)	13,289,400
		30,953,400
	Construction & Engineering – 5.71%
1,380,000	AECOM Technology Corp. (a)	39,150,600
1,460,000	Chicago Bridge & Iron Co. (a)	33,959,600
1,220,000	Foster Wheeler AG (a)	33,110,800
1,157,500	Granite Construction, Inc.	34,979,650
1,460,000	Layne Christensen Co. (a) (b)	38,996,600
1,710,000	Quanta Services, Inc. (a)	32,763,600
1,080,000	Shaw Group, Inc. (a)	37,173,600
260,000	URS Corp. (a)	12,898,600
		263,033,050
	Construction Materials – 0.82%
1,110,000	Texas Industries, Inc. (c)	37,928,700
	Containers & Packaging – 0.25%
402,500	Bemis, Inc.	11,559,800

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2010 (Unaudited)

Shares		Value
	Diversified Consumer Services – 0.15%
617,500	Mac-Gray Corp.	$6,971,575
	Diversified Financial Services – 1.33%
1,544,000	MarketAxess Holdings, Inc.	24,287,120
1,570,000	PHH Corp. (a)	37,004,900
		61,292,020
	Electric Utilities – 1.56%
940,000	ITC Holdings Corp.	51,700,000
897,500	Westar Energy, Inc.	20,014,250
		71,714,250
	Electrical Equipment – 3.32%
1,115,000	Acuity Brands, Inc.	47,064,150
995,000	AZZ, Inc. (b)	33,680,750
845,000	General Cable Corp. (a)	22,815,000
830,000	Regal Beloit Corp.	49,310,300
		152,870,200
	Energy Equipment & Services – 3.67%
1,080,000	Dresser-Rand Group, Inc. (a)	33,933,600
295,000	Dril-Quip, Inc. (a)	17,947,800
840,000	Exterran Holdings, Inc. (a)	20,302,800
604,500	Lufkin Industries, Inc.	47,846,175
1,687,500	Natural Gas Services Group, Inc. (a) (b)	26,780,625
1,845,000	Willbros Group, Inc. (a)	22,158,450
		168,969,450
	Food Products – 4.99%
1,450,000	Flowers Foods, Inc.	35,873,000
524,000	J.M. Smucker Co.	31,576,240
1,207,500	Lance, Inc.	27,929,475
590,000	Ralcorp Holdings, Inc. (a)	39,990,200
1,432,600	Tootsie Roll Industries, Inc. (c)	38,723,178
1,272,500	TreeHouse Foods, Inc. (a)	55,824,575
		229,916,668

Shares		Value
	Gas Utilities – 0.36%
400,000	South Jersey Industries, Inc.	$16,796,000
	Health Care Equipment & Supplies – 1.52%
470,000	Carefusion Corp. (a)	12,422,100
2,125,000	Hill-Rom Holdings, Inc.	57,821,250
		70,243,350
	Health Care Providers & Services – 2.86%
2,165,000	AmerisourceBergen Corp.	62,611,800
430,000	Emeritus Corp. (a) (c)	8,750,500
675,000	Patterson Companies, Inc. (a)	20,958,750
2,165,000	Pharmerica Corp. (a) (b)	39,446,300
		131,767,350
	Hotels, Restaurants & Leisure – 5.32%
5,975,000	Denny's Corp. (a) (b)	22,944,000
920,000	DineEquity, Inc. (a) (b) (c)	36,367,600
1,740,000	Gaylord Entertainment Co. (a) (c)	50,964,600
2,177,500	Marcus Corp. (b)	28,285,725
1,545,000	Orient-Express Hotels Ltd. (a)	21,908,100
1,197,500	Vail Resorts, Inc. (a) (c)	48,007,775
1,435,000	Wyndham Worldwide Corp.	36,922,550
		245,400,350
	Household Durables – 1.27%
1,600,000	D.R. Horton, Inc.	20,160,000
1,550,000	Pulte Group, Inc. (a)	17,437,500
1,005,000	Toll Brothers, Inc. (a) (c)	20,904,000
		58,501,500
	Industrial Conglomerates – 0.87%
1,495,000	McDermott International, Inc. (a)	40,245,400

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2010 (Unaudited)

Shares		Value
	Insurance – 4.25%
111,200	First American Corp. (c)	$3,763,008
1,219,000	Hanover Insurance Group, Inc.	53,160,590
1,767,500	HCC Insurance Holdings, Inc.	48,783,000
1,400,000	Meadowbrook Insurance Group, Inc.	11,060,000
192,500	PartnerRe Ltd.	15,346,100
792,500	Reinsurance Group of America, Inc.	41,622,100
850,000	W.R. Berkley Corp.	22,176,500
		195,911,298
	IT Services – 1.44%
1,260,000	Broadridge Financial Solutions, Inc.	26,938,800
1,312,500	Wright Express Corp. (a)	39,532,500
		66,471,300
	Machinery – 18.00%
1,000,000	Ampco-Pittsburgh Corp. (b)	24,820,000
991,000	Bucyrus International, Inc.	65,396,090
1,110,000	CIRCOR International, Inc. (b)	36,863,100
2,460,000	Colfax Corp. (a) (b)	28,954,200
1,175,000	EnPro Industries, Inc. (a) (b)	34,169,000
2,907,500	Federal Signal Corp. (b)	26,196,575
435,000	Flowserve Corp.	47,967,450
1,067,500	Gardner Denver, Inc.	47,012,700
1,987,500	Greenbrier Companies, Inc. (a) (b)	21,882,375
992,500	John Bean Technologies Corp.	17,408,450
701,000	Joy Global, Inc.	39,676,600
1,180,000	Kaydon Corp.	44,368,000
1,036,500	LB Foster Co. (a) (b)	29,944,485
3,570,000	Mueller Water Products, Inc.	17,064,600
1,357,500	RBC Bearings, Inc. (a) (b) (c)	43,263,525
1,550,000	Robbins & Myers, Inc.	36,921,000

Shares		Value
	Machinery – (continued)
960,000	Sun Hydraulics Corp. (b)	$24,940,800
1,502,500	Tennant Co. (b)	41,153,475
970,000	Terex Corp. (a)	22,028,700
2,085,000	Titan International, Inc. (b) (c)	18,202,050
1,440,000	Trinity Industries, Inc. (c)	28,742,400
453,000	Valmont Industries, Inc. (c)	37,521,990
1,200,000	Wabtec Corp.	50,544,000
1,445,000	Watts Water Technologies, Inc. – Class A	44,881,700
		829,923,265
	Media – 0.41%
665,742	Carmike Cinemas, Inc. (a) (b)	9,233,842
434,000	Madison Square Garden, Inc. (a)	9,430,820
		18,664,662
	Metals & Mining – 4.88%
1,580,000	AMCOL International Corp. (b)	42,976,000
1,200,000	Brush Engineered Materials, Inc. (a) (b)	27,084,000
757,500	Haynes International, Inc. (b)	26,913,975
873,500	Kaiser Aluminum Corp. (c)	33,690,895
735,000	Universal Stainless & Alloy Products, Inc. (a) (b)	17,632,650
832,500	Walter Energy, Inc.	76,814,775
		225,112,295
	Multiline Retail – 0.40%
2,165,000	Saks, Inc. (a) (c)	18,619,000
	Multi-Utilities – 0.29%
535,000	Vectren Corp.	13,225,200
	Oil, Gas & Consumable Fuels – 6.26%
620,000	Alpha Natural Resources, Inc. (a)	30,931,800

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2010 (Unaudited)

Shares		Value
	Oil, Gas & Consumable Fuels – (continued)
297,500	Berry Petroleum Co.	$8,377,600
1,150,000	Carrizo Oil & Co, Inc. (a)	26,392,500
1,082,500	Comstock Resources, Inc. (a)	34,423,500
635,000	Contango Oil & Gas Company (a)	32,480,250
600,000	Continental Resources, Inc. (a)	25,530,000
2,555,000	Exco Resources, Inc.	46,960,900
2,012,500	Petrohawk Energy Corp. (a)	40,813,500
910,000	Range Resources Corp.	42,651,700
		288,561,750
	Paper & Forest Products – 1.47%
305,000	Clearwater Paper Corp. (a)	15,021,250
436,000	Deltic Timber Corp.	19,205,800
1,290,000	Neenah Paper, Inc. (b)	20,433,600
1,517,500	Wausau Paper Corp. (a)	12,959,450
		67,620,100
	Personal Products – 0.43%
410,000	NBTY, Inc. (a)	19,671,800
	Pharmaceuticals – 0.94%
740,000	Perrigo Co.	43,452,800
	Professional Services – 0.11%
622,500	GP Strategies Corp. (a)	5,204,100
	Real Estate Investment Trusts – 0.36%
1,035,000	Walter Investment Management Corp.	16,560,000
	Real Estate Management & Development – 0.54%
1,262,500	Forestar Group, Inc. (a)	23,836,000
30,000	St. Joe Co. (a)	970,500
		24,806,500

Shares		Value
	Road & Rail – 2.85%
518,000	Amerco (a)	$28,122,220
1,552,500	Genesee & Wyoming, Inc. (a)	52,971,300
1,212,500	Kansas City Southern (a) (c)	43,856,125
208,000	Providence & Worcester Railroad Co.	2,414,880
355,000	RailAmerica, Inc. (a)	4,189,000
		131,553,525
	Specialty Retail – 1.84%
1,525,000	Midas Group, Inc. (a) (b)	17,202,000
714,000	PetSmart, Inc.	22,819,440
3,485,000	Sally Beauty Holdings, Inc. (a)	31,086,200
900,000	Stage Stores, Inc.	13,851,000
		84,958,640
	Textiles, Apparel & Luxury Goods – 1.08%
2,285,000	Maidenform Brands, Inc. (a) (b)	49,927,250
	Thrifts & Mortgage Finance – 2.71%
453,498	BankFinancial Corp.	4,158,577
550,000	Beneficial Mutual Bancorp, Inc. (a)	5,214,000
1,045,000	Brookline Bancorp, Inc.	11,118,800
1,765,000	First Niagara Financial Group, Inc.	25,098,300
1,091,500	Home Federal Bancorp, Inc. (b)	15,837,665
2,440,000	NewAlliance Bancshares, Inc.	30,792,800
1,380,000	Provident Financial Services, Inc.	16,422,000
1,795,000	Westfield Financial, Inc. (b)	16,496,050
		125,138,192
	Trading Companies & Distributors – 0.60%
1,097,500	Kaman Corp.	27,448,475

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2010 (Unaudited)

Shares		Value
	Water Utilities – 0.23%
485,000	American Water Works Co., Inc.	$10,553,600
	Total Common Stocks (Cost $4,396,313,081)	$4,594,169,660
Principal Amount
	INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING – 1.24%
$56,380,000	Credit Suisse First Boston Repurchase Agreement, (Dated 03/31/2010), 0.87%, due 04/01/2010, (Repurchased proceeds $56,381,338); [Collateralized by $57,508,965, in various Fannie Mae Pools with interest rates of 0.00% and maturity date rages of 09/01/37 to 12/01/39 (Market Value $57,260,153)]	$56,380,000

Shares		Value
	INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING – (continued)
903,051	JPMorgan Prime Money Market Fund, 0.00%	$903,051
	Total Investments Purchased With Cash Collateral From Securities Lending (Cost $57,283,051)	$57,283,051
	SHORT TERM INVESTMENTS – 0.50%
	Money Market Funds – 0.50%
22,931,231	Fidelity Government Portfolio, 0.04%	$22,931,231
	Total Short Term Investments (Cost $22,931,231)	$22,931,231
	Total Investments – 101.39% (Cost $4,476,527,363)	$4,674,383,942
	Liabilities in Excess of Other Assets – (1.39)%	(63,937,629)
	TOTAL NET ASSETS – 100.00%	$4,610,446,313

Percentages are stated as a percent of net assets.

(a)  Non Income Producing.

(b)  Affiliated issuer. See Note 10 in the Notes to the Financial Statements.

(c)  All or a portion of security is out on loan. See Note 2f in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund
SCHEDULE OF INVESTMENTS
March 31, 2010 (Unaudited)

Shares		Value
	COMMON STOCKS – 96.49%
	Capital Markets – 2.41%
16,900	Epoch Holding Corp.	$190,801
13,300	SWS Group, Inc.	153,349
		344,150
	Chemicals – 5.66%
6,200	Arch Chemicals, Inc.	213,218
7,150	Balchem Corp.	176,248
6,000	Hawkins, Inc.	145,200
6,100	RPM International, Inc.	130,174
3,100	Scotts Miracle-Gro Co.	143,685
		808,525
	Commercial Banks – 5.59%
7,400	BancorpSouth, Inc.	155,104
9,600	FirstMerit Corp.	207,072
17,200	Glacier Bancorp, Inc.	261,956
2,900	Iberiabank Corp.	174,029
		798,161
	Commercial Services & Supplies – 0.98%
7,200	Deluxe Corp.	139,824
	Communications Equipment – 2.50%
8,100	Adtran, Inc.	213,435
11,100	Communications Systems, Inc.	143,523
		356,958
	Consumer Finance – 1.82%
6,600	Cash America International, Inc.	260,568
	Containers & Packaging – 2.05%
4,300	Bemis, Inc.	123,496
3,700	Rock-Tenn Co.	168,609
		292,105
	Electric Utilities – 3.68%
5,500	Allete, Inc.	184,140
3,700	ITC Holdings Corp.	203,500
6,200	Westar Energy, Inc.	138,260
		525,900
	Electrical Equipment – 1.04%
2,500	Regal Beloit Corp.	148,525

Shares		Value
	Electronic Equipment, Instruments & Components – 1.12%
5,500	MTS Systems Corp.	$159,665
	Energy Equipment & Services – 2.46%
3,100	Carbo Ceramics, Inc.	193,254
2,000	Lufkin Industries, Inc.	158,300
		351,554
	Food & Staples Retailing – 2.39%
6,200	Casey's General Stores, Inc.	194,680
6,300	Pricesmart, Inc.	146,475
		341,155
	Food Products – 1.54%
6,500	Cal Maine Foods, Inc.	220,285
	Gas Utilities – 1.44%
4,900	South Jersey Industries, Inc.	205,751
	Health Care Equipment & Supplies – 2.25%
6,300	Cantel Medical Corp.	125,055
7,200	Hill-Rom Holdings, Inc.	195,912
		320,967
	Health Care Providers & Services – 0.91%
2,800	Owens & Minor, Inc.	129,892
	Hotels, Restaurants & Leisure – 3.06%
13,800	Marcus Corp.	179,262
10,000	Wyndham Worldwide Corp.	257,300
		436,562
	Insurance – 7.82%
7,500	Arthur J. Gallagher & Co.	184,125
6,800	Assured Guaranty Ltd.	149,396
3,100	Hanover Insurance Group, Inc.	135,191
26,200	Meadowbrook Insurance Group, Inc.	206,980
12,200	Protective Life Corp.	268,278
3,300	Reinsurance Group of America, Inc.	173,316
		1,117,286

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2010 (Unaudited)

Shares		Value
	IT Services – 0.89%
8,100	Total System Services, Inc.	$126,846
	Machinery – 8.12%
3,300	Harsco Corp.	105,402
9,200	John Bean Technologies Corp.	161,368
3,800	Snap-On, Inc.	164,692
6,800	Tennant Co.	186,252
6,300	Timken Co.	189,063
21,500	Titan International, Inc.	187,695
2,000	Valmont Industries, Inc.	165,660
		1,160,132
	Media – 3.05%
9,600	Arbitron, Inc.	255,936
10,400	World Wrestling Entertainment, Inc.	179,920
		435,856
	Multiline Retail – 1.31%
7,900	Dillards, Inc.	186,440
	Multi-Utilities – 2.34%
7,700	Northwestern Corp.	206,437
3,300	OGE Energy Corp.	128,502
		334,939
	Oil, Gas & Consumable Fuels – 3.76%
6,100	Berry Petroleum Co.	171,776
6,600	Nordic American Tanker Shipping	199,782
6,200	World Fuel Services, Corp.	165,168
		536,726
	Paper & Forest Products – 1.33%
12,000	Neenah Paper, Inc.	190,080
	Pharmaceuticals – 1.23%
3,000	Perrigo Co.	176,160
	Real Estate Investment Trusts – 5.69%
5,700	American Campus Communities, Inc.	157,662
3,300	Equity Lifestyle Properties, Inc.	177,804
6,300	Healthcare Realty Trust, Inc.	146,727

Shares		Value
	Real Estate Investment Trusts – (continued)
13,000	Medical Properties Trust, Inc.	$136,240
12,100	Walter Investment Management Corp.	193,600
		812,033
	Software – 1.82%
1,700	Factset Research Systems, Inc.	124,729
5,600	Jack Henry & Associates, Inc.	134,736
		259,465
	Specialty Retail – 5.37%
7,300	Aaron's, Inc.	198,195
8,500	Foot Locker, Inc.	127,840
6,100	Men's Wearhouse, Inc.	146,034
4,900	PetSmart, Inc.	156,604
9,000	Stage Stores, Inc.	138,510
		767,183
	Textiles, Apparel & Luxury Goods – 1.01%
14,200	R.G. Barry Corp.	144,840
	Thrifts & Mortgage Finance – 6.54%
7,000	Arlington Asset Investment Corp.	124,740
15,200	Brookline Bancorp, Inc.	161,728
10,300	Home Federal Bancorp, Inc.	149,453
16,900	Northwest Bancshares, Inc.	198,406
7,800	Territorial Bancorp, Inc.	148,434
16,500	Westfield Financial, Inc.	151,635
		934,396
	Trading Companies & Distributors – 4.15%
7,900	Kaman Corp.	197,579
3,300	MSC Industrial Direct Co.	167,376
10,600	Textainer Group Holdings Ltd.	228,430
		593,385

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2010 (Unaudited)

Shares		Value
	Water Utilities – 1.16%
9,400	Aqua America, Inc.	$165,158
	Total Common Stocks (Cost $12,533,075)	$13,781,472
	EXCHANGE TRADED FUNDS – 2.23%
	Funds, Trusts & Other Financial Vehicles – 2.23%
5,000	iShares Russell 2000 Value Index Fund	$319,200
	Total Exchange Traded Funds (Cost $319,155)	$319,200
Contracts
	PURCHASED CALL OPTIONS – 0.02%
	Chemicals – 0.02%
76	Airgas, Inc. Expiration: April 17, 2010, Exercise Price: $65.00	$2,280
	Total Purchased Call Options (Cost $4,864)	$2,280

Shares		Value
	SHORT TERM INVESTMENTS – 1.00%
	Money Market Funds – 1.00%
143,479	Fidelity Government Portfolio, 0.04%	$143,479
	Total Short Term Investments (Cost $143,479)	$143,479
	Total Investments – 99.74% (Cost $13,000,573)	$14,246,431
	Other Assets in Excess of Liabilities – 0.26%	37,190
	TOTAL NET ASSETS – 100.00%	$14,283,621

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
March 31, 2010 (Unaudited)

Shares		Value
	COMMON STOCKS – 96.08%
	Beverages – 0.99%
21,500	Dr. Pepper Snapple Group, Inc.	$756,155
	Capital Markets – 5.77%
42,000	Duff & Phelps Corp. – Class A	703,080
68,000	Epoch Holding Corp.	767,720
16,000	Lazard Ltd.	571,200
24,000	Legg Mason, Inc.	688,080
65,000	Pzena Investment Management, Inc. (a)	495,950
50,000	Safeguard Scientifics, Inc. (a)	650,000
10,000	Stifel Financial Corp. (a)	537,500
		4,413,530
	Chemicals – 5.95%
20,000	Ashland, Inc.	1,055,400
10,000	FMC Corp.	605,400
15,000	Koppers Holdings, Inc.	424,800
57,000	Solutia, Inc. (a)	918,270
34,500	W.R. Grace & Co. (a)	957,720
27,000	Zep, Inc.	590,760
		4,552,350
	Commercial Services & Supplies – 0.65%
30,000	Covanta Holding Corp. (a)	499,800
	Computers & Peripherals – 1.66%
52,000	NCR Corp. (a)	717,600
19,000	Teradata Corp. (a)	548,910
		1,266,510
	Construction & Engineering – 5.30%
14,000	AECOM Technology Corp. (a)	397,180
30,000	Chicago Bridge & Iron Co. (a)	697,800
21,000	Foster Wheeler AG (a)	569,940
21,500	Granite Construction, Inc.	649,730
26,000	KBR, Inc.	576,160
30,000	Quanta Services Inc. (a)	574,800

Shares		Value
	Construction & Engineering – (continued)
17,000	Shaw Group, Inc. (a)	$585,140
		4,050,750
	Construction Materials – 1.51%
7,500	Martin Marietta Materials, Inc.	626,625
15,500	Texas Industries, Inc.	529,635
		1,156,260
	Consumer Finance – 0.99%
51,000	Discover Financial Services	759,900
	Containers & Packaging – 1.43%
11,000	AptarGroup, Inc.	432,850
23,000	Bemis, Inc.	660,560
		1,093,410
	Diversified Financial Services – 3.72%
22,000	CIT Group, Inc. (a)	857,120
2,400	CME Group, Inc.	758,664
22,000	Leucadia National Corp. (a)	545,820
29,000	PHH Corp. (a)	683,530
		2,845,134
	Electric Utilities – 0.72%
10,000	ITC Holdings Corp.	550,000
	Electrical Equipment – 1.48%
12,000	Acuity Brands, Inc.	506,520
16,000	Thomas & Betts Corp. (a)	627,840
		1,134,360
	Energy Equipment & Services – 3.59%
12,000	Dril-Quip, Inc. (a)	730,080
28,000	Exterran Holdings, Inc. (a)	676,760
21,000	Halliburton Co.	632,730
59,000	Willbros Group, Inc. (a)	708,590
		2,748,160
	Gas Utilities – 1.12%
17,000	National Fuel Gas Co.	859,350

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2010 (Unaudited)

Shares		Value
	Health Care Equipment & Supplies – 1.82%
28,000	Carefusion Corp. (a)	$740,040
13,000	Covidien Plc	653,640
		1,393,680
	Health Care Providers & Services – 2.09%
13,000	AmerisourceBergen Corp.	375,960
20,000	Cardinal Health, Inc.	720,600
8,500	Henry Schein, Inc. (a)	500,650
		1,597,210
	Hotels, Restaurants & Leisure – 6.18%
240,000	Denny's Corp. (a)	921,600
27,000	DineEquity, Inc. (a)	1,067,310
25,000	Gaylord Entertainment Co. (a)	732,250
57,000	MGM Mirage (a)	684,000
55,000	Orient-Express Hotels Ltd. (a)	779,900
13,500	Vail Resorts, Inc. (a)	541,215
		4,726,275
	Household Durables – 4.67%
57,000	D.R. Horton, Inc.	718,200
24,000	Jarden Corp.	798,960
6,000	National Presto Industries, Inc.	713,460
60,000	Pulte Group, Inc. (a)	675,000
32,000	Toll Brothers, Inc. (a)	665,600
		3,571,220
	Household Products – 1.80%
72,000	Cellu Tissue Holdings, Inc. (a)	718,560
40,000	Orchids Paper Products Co. (a)	658,000
		1,376,560
	Industrial Conglomerates – 0.85%
24,000	McDermott International, Inc. (a)	646,080

Shares		Value
	Insurance – 5.88%
18,000	Arthur J. Gallagher & Co.	$441,900
150,000	Conseco, Inc. (a)	933,000
26,000	First American Corp.	879,840
55,000	Genworth Financial, Inc. (a)	1,008,700
4,500	PartnerRe Ltd.	358,740
63,000	Stewart Information Services Corp.	869,400
		4,491,580
	IT Services – 0.87%
31,000	Broadridge Financial Solutions, Inc.	662,780
	Machinery – 12.36%
12,000	Bucyrus International, Inc.	791,880
57,000	Colfax Corp. (a)	670,890
23,000	EnPro Industries, Inc. (a)	668,840
95,000	Federal Signal Corp.	855,950
6,000	Flowserve Corp.	661,620
19,000	Harsco Corp.	606,860
36,000	John Bean Technologies Corp.	631,440
10,500	Joy Global, Inc.	594,300
14,800	LB Foster Co. (a)	427,572
50,000	Manitowoc, Inc.	650,000
95,000	Mueller Water Products, Inc.	454,100
9,500	Snap-On, Inc.	411,730
21,000	Tennant Co.	575,190
32,000	Terex Corp. (a)	726,720
36,000	Trinity Industries, Inc.	718,560
		9,445,652
	Media – 1.85%
105,000	Belo Corp.	716,100
32,000	Madison Square Garden, Inc. (a)	695,360
		1,411,460
	Metals & Mining – 2.02%
12,500	Kaiser Aluminum Corp.	482,125
11,500	Walter Energy, Inc.	1,061,105
		1,543,230
	Multiline Retail – 0.79%
70,000	Saks, Inc. (a)	602,000

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2010 (Unaudited)

Shares		Value
	Multi-Utilities – 0.78%
12,000	Wisconsin Energy Corp.	$592,920
	Oil, Gas & Consumable Fuels – 4.42%
15,000	Consol Energy, Inc.	639,900
16,000	Continental Resources, Inc. (a)	680,800
39,000	Exco Resources, Inc.	716,820
30,500	Petrohawk Energy Corp. (a)	618,540
60,000	Resolute Energy Corp. (a)	726,600
		3,382,660
	Paper & Forest Products – 1.16%
18,000	Clearwater Paper Corp. (a)	886,500
	Personal Products – 1.66%
19,000	NBTY, Inc. (a)	911,620
40,000	Prestige Brands Holdings, Inc. (a)	360,000
		1,271,620
	Pharmaceuticals – 1.38%
18,000	Perrigo Co.	1,056,960
	Real Estate Investment Trusts – 1.25%
60,000	Walter Investment Management Corp.	960,000
	Real Estate Management & Development – 0.94%
38,000	Forestar Group, Inc. (a)	717,440
	Road & Rail – 2.41%
19,000	Genesee & Wyoming, Inc. (a)	648,280
16,000	Kansas City Southern (a)	578,720
52,000	RailAmerica, Inc. (a)	613,600
		1,840,600
	Software – 1.64%
21,000	Intuit, Inc. (a)	721,140
22,000	Jack Henry & Associates, Inc.	529,320
		1,250,460

Shares		Value
	Specialty Retail – 1.99%
50,000	Foot Locker, Inc.	$752,000
24,000	PetSmart, Inc.	767,040
		1,519,040
	Thrifts & Mortgage Finance – 1.62%
23,500	First Niagara Financial Group, Inc.	334,170
38,000	Northwest Bancshares, Inc.	446,120
24,000	Territorial Bancorp, Inc.	456,720
		1,237,010
	Water Utilities – 0.77%
27,000	American Water Works Co., Inc.	587,520
	Total Common Stocks (Cost $60,121,031)	$73,456,126
	EXCHANGE TRADED FUNDS – 0.82%
	Banks – 0.82%
24,000	SPDR KBW Regional Banking ETF	$629,280
	Total Exchange Traded Funds (Cost $519,397)	$629,280

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2010 (Unaudited)

Contracts		Value
	WARRANTS – 2.29%
	Diversified Financial Services – 2.29%
92,000	Bank of America Corp. Expiration: January 16, 2019, Exercise Price: $13.30	$874,920
57,000	JPMorgan Chase & Co. Expiration: October 28, 2018, Exercise Price: $42.42	876,090
		1,751,010
	Total Warrants (Cost $1,634,578)	$1,751,010

Shares		Value
	SHORT TERM INVESTMENTS – 0.87%
	Money Market Funds – 0.87%
662,363	Fidelity Government Portfolio, 0.04%	$662,363
	Total Short Term Investments (Cost $662,363)	$662,363
	Total Investments – 100.06% (Cost $62,937,369)	$76,498,779
	Liabilities in Excess of Other Assets – (0.06)%	(46,970)
	TOTAL NET ASSETS – 100.00%	$76,451,809

Percentages are stated as a percent of net assets.

(a)  Non Income Producing.

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
March 31, 2010 (Unaudited)

Shares		Value
	COMMON STOCKS – 99.96%
	Aerospace & Defense – 2.53%
33,000	ITT Corp.	$1,769,130
	Beverages – 2.52%
50,000	Dr. Pepper Snapple Group, Inc.	1,758,500
	Capital Markets – 8.67%
39,000	Ameriprise Financial, Inc.	1,769,040
80,000	Invesco Ltd.	1,752,800
35,000	Lazard Ltd.	1,249,500
45,000	Legg Mason, Inc.	1,290,150
		6,061,490
	Chemicals – 5.27%
36,500	Ashland, Inc.	1,926,105
29,000	FMC Corp.	1,755,660
		3,681,765
	Commercial Banks – 0.75%
10,000	BOK Financial Corp.	524,400
	Construction & Engineering – 5.39%
52,000	KBR, Inc.	1,152,320
66,500	Quanta Services, Inc. (a)	1,274,140
39,000	Shaw Group, Inc. (a)	1,342,380
		3,768,840
	Construction Materials – 1.73%
14,500	Martin Marietta Materials, Inc.	1,211,475
	Consumer Finance – 1.17%
55,000	Discover Financial Services	819,500
	Diversified Financial Services – 6.10%
40,000	CIT Group, Inc. (a)	1,558,400
4,000	CME Group, Inc.	1,264,440
58,000	Leucadia National Corp. (a)	1,438,980
		4,261,820
	Electric Utilities – 0.99%
12,600	ITC Holdings Corp.	693,000
	Energy Equipment & Services – 4.14%
26,500	FMC Technologies, Inc. (a)	1,712,695
28,000	Unit Corp. (a)	1,183,840
		2,896,535

Shares		Value
	Food Products – 1.70%
17,500	Ralcorp Holdings, Inc. (a)	$1,186,150
	Gas Utilities – 4.62%
30,000	National Fuel Gas Co.	1,516,500
39,700	Questar Corp.	1,715,040
		3,231,540
	Health Care Equipment & Supplies – 1.65%
33,000	Dentsply International, Inc.	1,150,050
	Health Care Providers & Services – 5.88%
63,000	AmerisourceBergen Corp.	1,821,960
29,200	Cardinal Health, Inc.	1,052,076
21,000	Henry Schein, Inc. (a)	1,236,900
		4,110,936
	Hotels, Restaurants & Leisure – 2.56%
149,100	MGM Mirage (a)	1,789,200
	Household Durables – 2.62%
94,000	D.R. Horton, Inc.	1,184,400
31,000	Toll Brothers, Inc. (a)	644,800
		1,829,200
	Industrial Conglomerates – 1.00%
26,000	McDermott International, Inc. (a)	699,920
	Insurance – 8.58%
20,900	First American Corp.	707,256
54,000	Genworth Financial, Inc. (a)	990,360
40,000	HCC Insurance Holdings, Inc.	1,104,000
20,500	PartnerRe Ltd.	1,634,260
60,000	W.R. Berkley Corp.	1,565,400
		6,001,276
	IT Services – 5.66%
56,000	Broadridge Financial Solutions, Inc.	1,197,280
60,000	Fidelity National Information Services, Inc.	1,406,400
35,900	Lender Processing Services, Inc.	1,355,225
		3,958,905

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2010 (Unaudited)

Shares		Value
	Machinery – 4.50%
39,900	Ingersoll-Rand Plc	$1,391,313
31,000	Joy Global, Inc.	1,754,600
		3,145,913
	Metals & Mining – 2.03%
15,400	Walter Energy, Inc.	1,420,958
	Multiline Retail – 2.12%
25,000	Dollar Tree, Inc. (a)	1,480,500
	Multi-Utilities – 1.55%
22,000	Wisconsin Energy Corp.	1,087,020
	Oil, Gas & Consumable Fuels – 4.27%
29,500	Consol Energy, Inc.	1,258,470
35,500	Petrohawk Energy Corp. (a)	719,940
21,500	Range Resources Corp.	1,007,705
		2,986,115
	Personal Products – 2.13%
31,000	NBTY, Inc. (a)	1,487,380
	Pharmaceuticals – 2.48%
29,500	Perrigo Co.	1,732,240
	Road & Rail – 2.12%
41,000	Kansas City Southern (a)	1,482,970
	Specialty Retail – 3.58%
17,000	Advance Auto Parts, Inc.	712,640
56,000	PetSmart, Inc.	1,789,760
		2,502,400
	Water Utilities – 1.65%
53,000	American Water Works Co., Inc.	1,153,280
	Total Common Stocks (Cost $54,699,521)	$69,882,408
	Total Investments – 99.96% (Cost $54,699,521)	$69,882,408
	Other Assets in Excess of Liabilities – 0.04%	30,444
	TOTAL NET ASSETS – 100.00%	$69,912,852

Percentages are stated as a percent of net assets.

(a)  Non Income Producing.

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS
March 31, 2010 (Unaudited)

Shares		Value
	COMMON STOCKS – 97.79%
	Aerospace & Defense – 1.29%
20,000	ITT Corp.	$1,072,200
	Beverages – 1.69%
40,000	Dr. Pepper Snapple Group, Inc.	1,406,800
	Capital Markets – 7.42%
58,000	Duff & Phelps Corp. – Class A	970,920
112,000	Epoch Holding Corp.	1,264,480
45,000	Invesco Ltd.	985,950
33,000	Legg Mason, Inc.	946,110
100,000	Pzena Investment Management, Inc. (a)	763,000
23,000	Stifel Financial Corp. (a)	1,236,250
		6,166,710
	Chemicals – 5.37%
23,000	Ashland, Inc.	1,213,710
19,000	FMC Corp.	1,150,260
28,500	Koppers Holdings, Inc.	807,120
59,000	Zep, Inc.	1,290,920
		4,462,010
	Computers & Peripherals – 2.31%
55,000	NCR Corp.	759,000
40,000	Teradata Corp. (a)	1,155,600
		1,914,600
	Construction & Engineering – 7.59%
34,000	AECOM Technology Corp. (a)	964,580
62,000	Chicago Bridge & Iron Co. (a)	1,442,120
35,000	Foster Wheeler AG	949,900
54,000	KBR, Inc.	1,196,640
41,000	Quanta Services Inc. (a)	785,560
28,000	Shaw Group, Inc. (a)	963,760
		6,302,560
	Construction Materials – 2.03%
10,000	Martin Marietta Materials, Inc.	835,500
25,000	Texas Industries, Inc.	854,250
		1,689,750

Shares		Value
	Diversified Financial Services – 1.50%
32,000	CIT Group, Inc. (a)	$1,246,720
	Electrical Equipment – 2.56%
25,000	Acuity Brands, Inc.	1,055,250
18,000	Regal Beloit Corp.	1,069,380
		2,124,630
	Energy Equipment & Services – 3.54%
19,500	Dril-Quip, Inc. (a)	1,186,380
35,000	Halliburton Co.	1,054,550
58,000	Willbros Group, Inc.	696,580
		2,937,510
	Food Products – 1.23%
17,000	J.M. Smucker Co.	1,024,420
	Gas Utilities – 1.28%
21,000	National Fuel Gas Co.	1,061,550
	Health Care Equipment & Supplies – 2.41%
29,000	Carefusion Corp. (a)	766,470
24,500	Covidien Plc	1,231,860
		1,998,330
	Health Care Providers & Services – 4.03%
40,000	AmerisourceBergen Corp.	1,156,800
33,000	Cardinal Health, Inc.	1,188,990
17,000	Henry Schein, Inc. (a)	1,001,300
		3,347,090
	Hotels, Restaurants & Leisure – 6.43%
43,000	DineEquity, Inc. (a)	1,699,790
93,000	MGM Mirage (a)	1,116,000
82,000	Orient-Express Hotels Ltd. (a)	1,162,760
53,000	Wyndham Worldwide Corp.	1,363,690
		5,342,240
	Household Durables – 3.25%
77,000	D.R. Horton, Inc.	970,200
75,000	Pulte Group, Inc. (a)	843,750
42,500	Toll Brothers, Inc. (a)	884,000
		2,697,950

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2010 (Unaudited)

Shares		Value
	Household Products – 1.83%
55,000	Cellu Tissue Holdings, Inc. (a)	$548,900
59,000	Orchids Paper Products Co. (a)	970,550
		1,519,450
	Industrial Conglomerates – 2.85%
48,000	McDermott International, Inc. (a)	1,292,160
28,000	Tyco International Ltd.	1,071,000
		2,363,160
	Insurance – 4.11%
15,000	Ace Ltd.	784,500
32,500	First American Corp.	1,099,800
9,000	PartnerRe Ltd.	717,480
31,000	W.R. Berkley Corp.	808,790
		3,410,570
	IT Services – 1.36%
53,000	Broadridge Financial Solutions, Inc.	1,133,140
	Machinery – 5.40%
87,000	Colfax Corp. (a)	1,023,990
7,000	Flowserve Corp.	771,890
20,000	Joy Global, Inc.	1,132,000
30,000	LB Foster Co.	866,700
145,000	Mueller Water Products, Inc.	693,100
		4,487,680
	Media – 0.71%
27,000	Madison Square Garden, Inc. (a)	586,710
	Metals & Mining – 3.96%
38,000	AMCOL International Corp.	1,033,600
25,000	Kaiser Aluminum Corp.	964,250
14,000	Walter Energy, Inc.	1,291,780
		3,289,630
	Multiline Retail – 1.70%
60,000	Dillards, Inc.	1,416,000

Shares		Value
	Oil, Gas & Consumable Fuels – 8.49%
22,000	Comstock Resources, Inc. (a)	$699,600
27,000	Continental Resources, Inc. (a)	1,148,850
36,000	Encana Corp.	1,117,080
74,000	Exco Resources, Inc.	1,360,120
24,000	Peabody Energy Corp.	1,096,800
48,000	Petrohawk Energy Corp. (a)	973,440
14,000	Range Resources Corp.	656,180
		7,052,070
	Paper & Forest Products – 1.36%
23,000	Clearwater Paper Corp. (a)	1,132,750
	Personal Products – 1.27%
22,000	NBTY, Inc. (a)	1,055,560
	Pharmaceuticals – 1.27%
18,000	Perrigo Co.	1,056,960
	Real Estate Investment Trusts – 1.41%
73,000	Walter Investment Management Corp.	1,168,000
	Real Estate Management & Development – 1.43%
63,000	Forestar Group, Inc. (a)	1,189,440
	Road & Rail – 2.94%
35,000	Genesee & Wyoming, Inc. (a)	1,194,200
17,000	Union Pacific Corp.	1,246,100
		2,440,300
	Specialty Retail – 2.72%
35,000	PetSmart, Inc.	1,118,600
128,000	Sally Beauty Holdings, Inc. (a)	1,141,760
		2,260,360
	Water Utilities – 1.05%
40,000	American Water Works Co., Inc.	870,400
	Total Common Stocks (Cost $69,621,031)	$81,227,250

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2010 (Unaudited)

Shares		Value
	WARRANTS – 2.17%
	Diversified Financial Services – 2.17%
93,000	Bank of America Corp. Expiration: January 16, 2019, Exercise Price: $13.30	$884,430
60,000	JPMorgan Chase & Co. Expiration: October 28, 2018, Exercise Price: $42.42	922,200
		1,806,630
	Total Warrants (Cost $1,683,004)	$1,806,630
	Total Investments – 99.96% (Cost $71,304,035)	$83,033,880
	Other Assets in Excess of Liabilities – 0.04%	34,269
	TOTAL NET ASSETS – 100.00%	$83,068,149

Percentages are stated as a percent of net assets.

(a)  Non Income Producing.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2010 (Unaudited)

	Small Cap Value Fund	Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Value Fund	All Cap Value Fund
ASSETS:
Investments, at value (1)
Unaffiliated issuers	$3,738,270,565	$14,246,431	$76,498,779	$69,882,408	$83,033,880
Affiliated issuers	936,113,377	—	—	—	—
Cash	—	—	1,833	—	—
Receivable for investments sold	10,043,880	191,829	150,497	873,063	73,652
Receivable for shares issued	9,011,987	26,200	990,318	746,096	89,760
Dividends and interest receivable	3,652,710	22,008	46,629	63,825	75,268
Prepaid expenses and other assets	129,404	43,347	17,960	18,924	17,205
Total Assets	4,697,221,923	14,529,815	77,706,016	71,584,316	83,289,765
LIABILITIES:
Payable for investments purchased	10,654,679	240,817	1,150,851	909,859	—
Payable for shares redeemed	13,224,818	36	10,300	168,195	58,566
Payable upon return of securities on loan	57,283,051	—	—	—	—
Payable to Custodian	—	—	—	493,816	56,818
Payable to Adviser	3,605,240	1,588	50,365	50,473	61,670
Accrued 12b-1 fees - Class A	747,522	254	7,968	11,318	10,579
Other accrued expenses	1,260,300	3,499	34,722	37,803	33,983
Total Liabilities	86,775,610	246,194	1,254,206	1,671,464	221,616
NET ASSETS	$4,610,446,313	$14,283,621	$76,451,810	$69,912,852	$83,068,149
NET ASSETS CONSIST OF:
Capital stock	$5,778,921,801	$12,974,191	$68,762,735	$116,576,965	$111,044,337
Accumulated undistributed net investment loss	(3,694,410)	(457)	(311)	(98,876)	(50,069)
Accumulated undistributed net realized gain/(loss) on investments	(1,362,636,145)	64,030	(5,872,019)	(61,748,100)	(39,655,937)
Net unrealized appreciation on investments and non-interested Directors' deferred compensation	197,855,067	1,245,857	13,561,405	15,182,863	11,729,818
NET ASSETS	$4,610,446,313	$14,283,621	$76,451,810	$69,912,852	$83,068,149
CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	500,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Issued and outstanding	192,451,206	133,476	4,812,608	6,304,238	6,115,512
NET ASSETS	$4,083,112,425	$1,486,416	$44,319,914	$55,134,545	$60,740,321
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$21.22	$11.14	$9.21	$8.75	$9.93
MAXIMUM OFFERING PRICE PER SHARE (2)	$22.22	$11.66	$9.64	$9.16	$10.40
Class I Shares
Authorized	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Issued and outstanding	24,761,685	1,148,863	3,471,241	1,683,497	2,240,244
NET ASSETS	$527,333,888	$12,797,205	$32,131,896	$14,778,307	$22,327,828
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$21.30	$11.14	$9.26	$8.78	$9.97

(1)  Cost of Investments

Unaffiliated issuers	$3,282,294,379	$13,000,573	$62,937,369	$54,699,521	$71,304,035
Affiliated issuers	1,194,232,984	—	—	—	—

(2)  Includes a sales load of 4.50% (see Note 7).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS

For the Periods Ended March 31, 2010 (Unaudited)

	Small Cap Value Fund	Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Value Fund	All Cap Value Fund
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers	$19,316,593	$111,533	$341,866	$385,754	$483,763
Affiliated issuers	7,478,358	—	—	—	—
Less: Foreign withholding tax	—	—	—	(961)	(2,160)
Interest income	1,730	29	138	7	18
Securities Lending Income, net	55,517	—	—	—	—
Other Income	1,707	—	—	—	—
Total Investment Income	26,853,905	111,562	342,004	384,800	481,621
EXPENSES:
Investment advisory fees	21,061,401	41,264	263,890	358,898	399,028
12b-1 fees - Class A	5,175,027	863	38,381	72,108	74,020
Shareholder servicing fees	1,142,376	2,063	13,194	17,945	19,951
Transfer agent fees and expenses	1,608,040	3,570	24,741	25,673	27,313
Federal and state registration fees	83,141	11,100	20,982	24,344	24,460
Audit expense	29,138	8,250	11,637	11,637	11,637
Fund accounting and administration fees	430,855	1,515	5,880	7,839	9,021
Directors' fees	222,562	390	1,835	3,569	3,657
Custody fees	90,903	225	3,017	2,276	2,987
Reports to shareholders	334,232	1,185	1,694	4,762	3,597
Organizational Costs	—	6,474	—	—	—
Other	371,105	1,108	3,202	7,608	8,035
Total expenses before reimbursement	30,548,780	78,007	388,453	536,659	583,706
Reimbursement of expenses by Advisor	—	(30,077)	(49,044)	(52,983)	(52,016)
NET EXPENSES	30,548,780	47,930	339,409	483,676	531,690
NET INVESTMENT INCOME/(LOSS)	(3,694,875)	63,632	2,595	(98,876)	(50,069)
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments from sales of Unaffiliated issuers	(29,376,776)	64,030	798,291	4,796,118	(683,290)
Affiliated issuers	(51,023,446)	—	—	—	—
Change in net unrealized appreciation on investments and non-interested Directors' deferred compensation	562,254,291	1,245,857	5,997,402	506,360	8,813,055
Net gain on Investments	481,854,069	1,309,887	6,795,693	5,302,478	8,129,765
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$478,159,194	$1,373,519	$6,798,288	$5,203,602	$8,079,696

The accompanying notes are an integral part of these financial statements.

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KEELEY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Value Fund		Small Cap Dividend Value Fund	Small-Mid Cap Value Fund
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	From December 1, 2009 (Commencement Date) to March 31, 2010 (Unaudited)	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
OPERATIONS:
Net investment income/(loss)	$(3,694,875)	$9,362,113	$63,632	$2,595	$23,736
Net realized gain/(loss) on investments	(80,400,222)	(1,272,539,221)	64,030	798,291	(6,068,456)
Change in net unrealized appreciation/ (depreciation) on investments and non-interested Directors' deferred compensation	562,254,291	(172,182,107)	1,245,857	5,997,402	10,239,369
Net increase/(decrease) in net assets resulting from operations	478,159,194	(1,435,359,215)	1,373,519	6,798,288	4,194,649
DISTRIBUTIONS:
Net investment income - Class A	(7,894,296)	—	(5,402)	—	—
Net investment income - Class I	(1,755,042)	—	(58,687)	(25,679)	—
Total Distributions	(9,649,338)	—	(64,089)	(25,679)	—
CAPITAL STOCK TRANSACTIONS:
Class A Shares
Proceeds from shares issued	390,702,819	1,719,113,566	2,076,653	21,133,663	22,247,699
Proceeds from distributions reinvested	7,335,521	—	5,324	—	—
Cost of shares redeemed	(1,088,852,743)	(2,180,450,516)	(687,920)	(5,530,522)	(12,760,393)
Net increase/(decrease) from capital stock transactions	(690,814,403)	(461,336,950)	1,394,057	15,603,141	9,487,306
Class I Shares
Proceeds from shares issued	163,248,436	305,226,754	11,521,447	11,752,537	12,889,792
Proceeds from distributions reinvested	914,094	—	58,687	24,129	—
Cost of shares redeemed	(68,772,729)	(141,147,032)	—	(1,080,982)	(1,054,734)
Net increase from capital stock transactions	95,389,801	164,079,722	11,580,134	10,695,684	11,835,058
TOTAL INCREASE/(DECREASE) IN NET ASSETS	(126,914,746)	(1,732,616,443)	14,283,621	33,071,434	25,517,013
NET ASSETS:
Beginning of period	4,737,361,059	6,469,977,502	—	43,380,376	17,863,363
End of period	$4,610,446,313	$4,737,361,059	$14,283,621	$76,451,810	$43,380,376
Accumulated undistributed net investment income/(loss)	$(3,694,410)	$9,649,519	$(457)	$(311)	$22,773
CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares Sold	19,792,025	108,582,558	200,814	2,457,293	3,590,006
Issued to shareholder in reinvestment of dividends	364,048	—	489	—	—
Shares redeemed	(55,286,674)	(139,053,181)	(67,827)	(652,606)	(2,155,155)
Net increase/(decrease) from capital stock transactions	(35,130,601)	(30,470,623)	133,476	1,804,687	1,434,851
Class I Shares
Shares Sold	8,038,987	19,485,975	1,143,459	1,360,237	1,965,604
Issued to shareholder in reinvestment of dividends	45,230	—	5,404	2,761	—
Shares redeemed	(3,455,376)	(9,451,473)	—	(124,118)	(152,687)
Net increase/(decrease) from capital stock transactions	4,628,841	10,034,502	1,148,863	1,238,880	1,812,917

The accompanying notes are an integral part of these financial statements.

KEELEY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Mid Cap Value Fund		All Cap Value Fund
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
OPERATIONS:
Net investment income/(loss)	$(98,876)	$129,515	$(50,069)	$32,219
Net realized gain/(loss) on investments	4,796,118	(55,909,183)	(683,290)	(31,085,363)
Change in net unrealized appreciation/ (depreciation) on investments and non-interested Directors' deferred compensation	506,360	28,207,161	8,813,055	14,369,715
Net increase/(decrease) in net assets resulting from operations	5,203,602	(27,572,507)	8,079,696	(16,683,429)
DISTRIBUTIONS:
Net investment income - Class A	(74,545)	—	(659)	—
Net investment income - Class I	(55,387)	—	(45,752)	—
Total Distributions	(129,932)	—	(46,411)	—
CAPITAL STOCK TRANSACTIONS:
Class A Shares
Proceeds from shares issued	2,662,179	19,624,686	3,720,914	22,446,890
Proceeds from distributions reinvested	68,856	—	635	—
Cost of shares redeemed	(14,283,282)	(38,817,645)	(11,309,086)	(31,515,044)
Net increase/(decrease) from capital stock transactions	(11,552,247)	(19,192,959)	(7,587,537)	(9,068,154)
Class I Shares
Proceeds from shares issued	671,110	9,867,950	1,424,193	15,300,100
Proceeds from distributions reinvested	40,140	—	45,738	—
Cost of shares redeemed	(731,596)	(1,897,040)	(770,921)	(10,859,445)
Net increase from capital stock transactions	(20,346)	7,970,910	699,010	4,440,655
TOTAL INCREASE/(DECREASE) IN NET ASSETS	(6,498,923)	(38,794,556)	1,144,758	(21,310,928)
NET ASSETS:
Beginning of period	76,411,775	115,206,331	81,923,391	103,234,319
End of period	$69,912,852	$76,411,775	$83,068,149	$81,923,391
Accumulated undistributed net investment income/(loss)	$(98,876)	$129,932	$(50,069)	$46,411
CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares Sold	317,989	2,908,828	397,485	3,277,534
Issued to shareholder in reinvestment of dividends	8,246	—	66	—
Shares redeemed	(1,730,172)	(5,652,720)	(1,227,145)	(4,678,021)
Net increase/(decrease) from capital stock transactions	(1,403,937)	(2,743,892)	(829,594)	(1,400,487)
Class I Shares
Shares Sold	79,973	1,383,837	152,511	2,210,621
Issued to shareholder in reinvestment of dividends	4,790	—	4,759	—
Shares redeemed	(92,246)	(290,943)	(82,257)	(1,745,704)
Net increase/(decrease) from capital stock transactions	(7,483)	1,092,894	75,013	464,917

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY Small Cap Value Fund

	Six Months Ended March 31,		Year Ended September 30,
	2010
	(Unaudited)		2009	2008	2007	2006	2005
CLASS A
PER SHARE DATA (1)
Net asset value, beginning of period	$19.12		$24.13	$28.95	$23.29	$21.73	$16.98
Income from investment operations:
Net investment income/(loss)	(0.01)		0.04	(0.08)	(0.13)	(0.07)	(0.06)
Net realized and unrealized gains/ (loss) on investments	2.15		(5.05)	(4.08)	5.79	2.04	5.41
Net increase from payments by affiliates	—		—	0.01	—	—	—
Total from investment operations	2.14		(5.01)	(4.15)	5.66	1.97	5.35
Less distributions:
Net investment income	(0.04)		—	—	—	—	—
Tax return of capital	—		—	— (2)	—	—	—
Net realized gains	—		—	(0.67)	— (2)	(0.41)	(0.60)
Net asset value, end of period	$21.22		$19.12	$24.13	$28.95	$23.29	$21.73
Total return (3)	11.19	% (4)	(20.73)%	(14.64)%	24.30%	8.25%	32.37%
Supplemental data and ratios:
Net assets, end of period (in 000's)	$4,083,112		$4,350,731	$6,225,831	$5,591,785	$2,753,840	$850,184
Ratio of expenses to average net assets
Before voluntary reimbursement of expenses by Advisor	1.36	% (5)	1.40%	1.33%	1.33%	1.39%	1.52%
After voluntary reimbursement of expenses by Advisor	1.36	% (5)	1.39%	1.33%	1.33%	1.39%	1.52%
Ratio of net investment gain/(loss) to average net assets
Before voluntary reimbursement of expenses by Advisor	(0.19	)% (5)	0.21%	(0.35)%	(0.58)%	(0.47)%	(0.50)%
After voluntary reimbursement of expenses by Advisor	(0.19	)% (5)	0.21%	(0.35)%	(0.58)%	(0.47)%	(0.50)%
Portfolio turnover rate	3.64	% (4)	22.03%	17.27%	29.60%	17.58%	22.93%

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)
KEELEY Small Cap Value Fund

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009	Period from December 31, 2007 (Commencement of Operations) to September 30, 2008
CLASS I
PER SHARE DATA (6)
Net asset value, beginning of period	$19.20		$24.18	$27.28
Income from investment operations:
Net investment income	—	(2)	0.02	0.02
Net realized and unrealized gains/(loss) on investments	2.18		(5.00)	(3.13)
Net increase from payments by affiliates	—		—	0.01
Total from investment operations	2.18		(4.98)	(3.10)
Less distributions:
Net investment income	(0.08)		—	—
Net asset value, end of period	$21.30		$19.20	$24.18
Total return	11.39	% (4)	(20.56)%	(11.40	)% (4)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$527,334		$386,630	$244,147
Ratio of expenses to average net assets
Before voluntary reimbursement of expenses by Advisor	1.11	% (5)	1.14%	1.12	% (5)
After voluntary reimbursement of expenses by Advisor	1.11	% (5)	1.14%	1.12	% (5)
Ratio of net investment income to average net assets
Before voluntary reimbursement of expenses by Advisor	0.07	% (5)	0.43%	0.21	% (5)
After voluntary reimbursement of expenses by Advisor	0.07	% (5)	0.44%	0.21	% (5)
Portfolio turnover rate	3.64	% (4)	22.03%	17.27	% (4)

(1)  Per share data is for a share outstanding during the period. On July 10, 2006, the Board of Directors declared a 2 for 1 stock split of the Fund's shares, which subsequently were re-named Class A shares. As a result of the split, each share was converted into two shares on that date. Per share data for all six periods is for a share outstanding throughout the period reflecting the impact of the stock split.

(2)  Amount calculated is less than $0.005 per share.

(3)  The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).

(4)  Not annualized.

(5)  Annualized.

(6)  Per share data is for a share outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY Small Cap Dividend Value Fund

	Period from December 1, 2009 (Commencement of Operations) to March 31, 2010 (Unaudited)
	CLASS A		CLASS I
PER SHARE DATA (1)
Net asset value, beginning of period	$10.00		$10.00
Income from investment operations:
Net investment income	0.04		0.05
Net realized and unrealized gains on investments	1.15		1.14
Total from investment operations	1.19		1.19
Less distributions:
Net investment income	(0.05)		(0.05)
Net asset value, end of period	$11.14		$11.14
Total return (2)	11.86	% (3)	11.93	% (3)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$1,486		$12,797
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser including interest (4)	2.15	% (5)	1.87	% (5)
After reimbursement of expenses by Adviser including interest (4)	1.39	% (5)	1.14	% (5)
Before reimbursement of expenses by Adviser excluding interest	2.15	% (5)	1.87	% (5)
After reimbursement of expenses by Adviser excluding interest	1.39	% (5)	1.14	% (5)
Ratio of net investment income to average net assets
Before reimbursement of expenses by Adviser	0.43	% (5)	0.85	% (5)
After reimbursement of expenses by Adviser	1.19	% (5)	1.57	% (5)
Portfolio turnover rate	19.53	% (3)	19.53	% (3)

(1)  Per share data is for a share outstanding throughout the period.

(2)  The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).

(3)  Not annualized.

(4)  The ratio of expenses to average net assets includes interest expense, if any, which is excluded for purposes of calculating the expense reimbrusement (see Note 3).

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY Small-Mid Cap Value Fund

	Six Months Ended March 31, 2010		Year Ended September 30,		Period from August 15, 2007 (Commencement of Operations) to September 30
	(Unaudited)		2009	2008	2007
CLASS A
PER SHARE DATA (1)
Net asset value, beginning of period	$8.26		$8.96	$10.94	$10.00
Income from investment operations:
Net investment income/(loss)	—	(2)	— (2)	— (2)	(0.01)
Net realized and unrealized gains/(loss) on investments	0.95		(0.70)	(1.97)	0.95
Total from investment operations	0.95		(0.70)	(1.97)	0.94
Less distributions:
Net investment income	—		—	(0.01)	—
Net asset value, end of period	$9.21		$8.26	$8.96	$10.94
Total return (3)	11.50	% (4)	(7.81)%	(18.01)%	9.40	% (4)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$44,320		$24,845	$14,096	$3,685
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser including interest (5)	1.58	% (6)	1.78%	1.97%	11.79	% (6)
After reimbursement of expenses by Adviser including interest (5)	1.39	% (6)	1.40%	1.40%	1.39	% (6)
Before reimbursement of expenses by Adviser excluding interest	1.58	% (6)	1.77%	1.96%	—
After reimbursement of expenses by Adviser excluding interest	1.39	% (6)	1.39%	1.39%	—
Ratio of net investment income/(loss) to average net assets
Before reimbursement of expenses by Adviser	(0.28	)% (6)	(0.34)%	(0.85)%	(10.88	)% (6)
After reimbursement of expenses by Adviser	(0.09	)% (6)	0.04%	(0.28)%	(0.49	)% (6)
Portfolio turnover rate	14.20	% (4)	44.80%	10.57%	0.91	% (4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)
KEELEY Small-Mid Cap Value Fund

	Six Months Ended March 31, 2010		Year Ended September 30,		Period from August 15, 2007 (Commencement of Operations) to September 30
	(Unaudited)		2009	2008	2007
CLASS I
PER SHARE DATA (1)
Net asset value, beginning of period	$8.30		$8.98	$10.95	$10.00
Income from investment operations:
Net investment income	—	(2)	— (2)	0.02	—	(2)
Net realized and unrealized gains/(loss) on investments	0.97		(0.68)	(1.97)	0.95
Total from investment operations	0.97		(0.68)	(1.95)	0.95
Less distributions:
Net investment income	(0.01)		—	(0.02)	—
Net asset value, end of period	$9.26		$8.30	$8.98	$10.95
Total return	11.71	% (4)	(7.57)%	(17.84)%	9.50	% (4)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$32,132		$18,535	$3,767	$1,095
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser including interest (5)	1.33	% (6)	1.52%	1.75%	10.97	% (6)
After reimbursement of expenses by Adviser including interest (5)	1.14	% (6)	1.15%	1.15%	1.14	% (6)
Before reimbursement of expenses by Adviser excluding interest	1.32	% (6)	1.51%	1.75%	—
After reimbursement of expenses by Adviser excluding interest	1.14	% (6)	1.14%	1.14%	—
Ratio of net investment income/(loss) to average net assets
Before reimbursement of expenses by Adviser	(0.03	)% (6)	(0.14)%	(0.56)%	(10.01	)% (6)
After reimbursement of expenses by Adviser	0.16	% (6)	0.24%	0.05%	(0.18	)% (6)
Portfolio turnover rate	14.20	% (4)	44.80%	10.57%	0.91	% (4)

(1)  Per share data is for a share outstanding throughout the period.

(2)  Amount calculated is less than $0.005 per share.

(3)  The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).

(4)  Not annualized.

(5)  The ratio of expenses to average net assets includes interest expense, if any, which is excluded for purposes of calculating the expense reimbrusement (see Note 3).

(6)  Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY Mid Cap Value Fund

	Six Months Ended March 31, 2010		Year Ended September 30,				Period from August 15, 2005 (Commencement of Operations) to September 30,
	(Unaudited)		2009	2008	2007	2006	2005
CLASS A
PER SHARE DATA (1)
Net asset value, beginning of period	$8.12		$10.42	$14.14	$10.60	$10.43	$10.00
Income from investment operations:
Net investment income/(loss)	(0.01)		0.01	(0.02)	(0.05)	(0.08)	(0.01)
Net realized and unrealized gains/ (loss) on investments	0.65		(2.31)	(3.70)	3.59	0.25	0.44
Total from investment operations	0.64		(2.30)	(3.72)	3.54	0.17	0.43
Less distributions:
Net investment income	(0.01)		—	—	—	—	—
Net asset value, end of period	$8.75		$8.12	$10.42	$14.14	$10.60	$10.43
Total return (2)	7.90	% (3)	(22.07)%	(26.31)%	33.40%	1.63%	4.30	% (3)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$55,135		$62,608	$108,954	$108,572	$54,513	$11,469
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser including interest (4)	1.54	% (5)	1.59%	1.46%	1.47%	2.27%	9.87	% (5)
After reimbursement of expenses by Adviser including interest (4)	1.40	% (5)	1.40%	1.40%	1.46%	1.94%	2.00	% (5)
Before reimbursement of expenses by Adviser excluding interest	1.54	% (5)	1.58%	1.45%	1.46%	—	—
After reimbursement of expenses by Adviser excluding interest	1.39	% (5)	1.39%	1.39%	1.45%	—	—
Ratio of net investment income/(loss) to average net assets
Before reimbursement of expenses by Adviser	(0.47	)% (5)	(0.02)%	(0.24)%	(0.49)%	(1.42)%	(9.19	)% (5)
After reimbursement of expenses by Adviser	(0.33	)% (5)	0.17%	(0.18)%	(0.48)%	(1.10)%	(1.32	)% (5)
Portfolio turnover rate	22.81	% (3)	85.30%	28.96%	57.71%	63.76%	0.00	% (3)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)
KEELEY Mid Cap Value Fund

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009	Period from December 31, 2007 (Commencement of Operations) to September 30, 2008
CLASS I
PER SHARE DATA (1)
Net asset value, beginning of period	$8.16		$10.45	$14.20
Income from investment operations:
Net investment income/(loss)	(0.01)		0.01	—	(6)
Net realized and unrealized gains/(loss) on investments	0.66		(2.30)	(3.75)
Total from investment operations	0.65		(2.29)	(3.75)
Less distributions:
Net investment income	(0.03)		—	—
Net asset value, end of period	$8.78		$8.16	$10.45
Total return	8.01	% (3)	(21.91)%	(26.41	)% (3)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$14,778		$13,804	$6,252
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser including interest (4)	1.30	% (5)	1.31%	1.25	% (5)
After reimbursement of expenses by Adviser including interest (4)	1.15	% (5)	1.15%	1.16	% (5)
Before reimbursement of expenses by Adviser excluding interest	1.29	% (5)	1.31%	1.23	% (5)
After reimbursement of expenses by Adviser excluding interest	1.14	% (5)	1.14%	1.14	% (5)
Ratio of net investment income/(loss) to average net assets
Before reimbursement of expenses by Adviser	(0.21	)% (5)	0.24%	(0.14	)% (5)
After reimbursement of expenses by Adviser	(0.06	)% (5)	0.41%	(0.06	)% (5)
Portfolio turnover rate	22.81	% (3)	85.30%	28.96%

(1)  Per share data is for a share outstanding throughout the period.

(2)  The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).

(3)  Not annualized.

(4)  The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbrusement (see Note 3).

(5)  Annualized.

(6)  Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY All Cap Value Fund

	Six Months Ended March 31, 2010		Year Ended September 30,			Period from June 14, 2006 (Commencement of Operations) to September 30
	(Unaudited)		2009	2008	2007	2006
CLASS A
PER SHARE DATA (1)
Net asset value, beginning of period	$8.98		$10.27	$13.20	$9.93	$10.00
Income from investment operations:
Net investment income/ (loss)	(0.01)		— (2)	(0.01)	(0.04)	(0.01)
Net realized and unrealized gains/(loss) on investments	0.96		(1.29)	(2.92)	3.31	(0.06)
Total from investment operations	0.95		(1.29)	(2.93)	3.27	(0.07)
Less distributions:
Net investment income	—	(2)	—	—	—	—
Tax return of capital	—		—	—	— (2)	—
Net asset value, end of period	$9.93		$8.98	$10.27	$13.20	$9.93
Total return (3)	10.58	% (4)	(12.56)%	(22.20)%	32.97%	(0.70	)% (4)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$60,740		$62,388	$85,733	$76,997	$14,928
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser including interest (5)	1.53	% (6)	1.60%	1.46%	1.61%	3.97	% (6)
After reimbursement of expenses by Adviser including interest (5)	1.40	% (6)	1.40%	1.39%	1.49%	1.72	% (6)
Before reimbursement of expenses by Adviser excluding interest	1.52	% (6)	1.59%	1.46%	1.60%	—
After reimbursement of expenses by Adviser excluding interest	1.39	% (6)	1.39%	1.39%	1.48%	—
Ratio of net investment loss to average net assets
Before reimbursement of expenses by Adviser	(0.32	)% (6)	(0.21)%	(0.18)%	(0.70)%	(2.82	)% (6)
After reimbursement of expenses by Adviser	(0.19	)% (6)	(0.01)%	(0.12)%	(0.58)%	(0.57	)% (6)
Portfolio turnover rate	21.40	% (4)	44.68%	27.71%	45.71%	25.66	% (4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)
KEELEY All Cap Value Fund

	Six Months Ended March 31, 2010 (Unaudited)		Year Ended September 30, 2009	Period from December 31, 2007 (Commencement of Operations) to September 30, 2008
CLASS I
PER SHARE DATA (1)
Net asset value, beginning of period	$9.02		$10.29	$13.33
Income from investment operations:
Net investment income	—		0.01	0.01
Net realized and unrealized gains/(loss) on investments	0.97		(1.28)	(3.05)
Total from investment operations	0.97		(1.27)	(3.04)
Less distributions:
Net investment income	(0.02)		—	—
Net asset value, end of period	$9.97		$9.02	$10.29
Total return	10.77	% (4)	(12.34)%	(22.81	)% (4)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$22,328		$19,535	$17,501
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser including interest (5)	1.28	% (6)	1.35%	1.22	% (6)
After reimbursement of expenses by Adviser including interest (5)	1.15	% (6)	1.15%	1.15	% (6)
Before reimbursement of expenses by Adviser excluding interest	1.27	% (6)	1.34%	1.21%
After reimbursement of expenses by Adviser excluding interest	1.14	% (6)	1.14%	1.14%
Ratio of net investment income/(loss) to average net assets
Before reimbursement of expenses by Adviser	(0.06	)% (6)	0.05%	0.01	% (6)
After reimbursement of expenses by Adviser	0.07	% (6)	0.26%	0.06	% (6)
Portfolio turnover rate	21.40	% (4)	44.68%	27.71%

(1)  Per share data is for a share outstanding throughout the period.

(2)  Amount calculated is less than $0.005 per share.

(3)  The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).

(4)  Not annualized.

(5)  The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbrusement (see Note 3).

(6)  Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2010 (Unaudited)

1.  ORGANIZATION

KEELEY Funds, Inc. (the "Company") was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-ended investment company. The Company consists of KEELEY Small Cap Value Fund ("KSCVF"), KEELEY Small Cap Dividend Value Fund ("KSDVF"), KEELEY Small-Mid Cap Value Fund ("KSMVF"), KEELEY Mid Cap Value Fund ("KMCVF") and KEELEY All Cap Value Fund ("KACVF"), (individually a "Fund," collectively, the "Funds") each with two classes of shares: Class A and Class I. As noted in the Funds' Prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. The Keeley Small Cap Value Fund, Inc., predecessor to KSCVF, commenced operations on October 1, 1993. As part of a plan of reorganization, on December 31, 2007, Keeley Small Cap Value Fund, Inc. merged into KSCVF, a newly-created series within Keeley Funds, Inc. KSDVF, KSMVF, KMCVF and KACVF commenced operations on December 1, 2009, August 15, 2007, August 15, 2005 and June 14, 2006, respectively.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a)  Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued at the NASDAQ Official Closing Price ("NOCP"), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation on NASDAQ, or at the mean between the most recent bid and asked quotations when there is no last sale price available. Debt securities (other than short-term obligations) are valued by a service that uses electronic data processing methods, avoiding exclusive reliance on exchange or over-the-counter prices. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued by the Funds' investment adviser, Keeley Asset Management Corp. (the "Adviser") at their respective fair values as determined in good faith pursuant to

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2010 (Unaudited)

procedures adopted by the Board of Directors. For each investment that is fair valued, if any, the Adviser takes into consideration, to the extent applicable, various factors including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

•  Level 1 – Quoted unadjusted prices for identical instruments in active markets to which the Funds have the ability to access at the date of measurement.

•  Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•  Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund's own assumptions that market participants would use to price the asset or liability based on the best available information.

KSCVF	Level 1	Level 2	Level 3	Total
Equity
Industrials	$1,567,122,570	$—	$—	$1,567,122,570
Financials	793,320,840	—	—	793,320,840
Materials	544,687,630	—	—	544,687,630
Consumer Discretionary	483,042,977	—	—	483,042,977
Energy	457,531,200	—	—	457,531,200
Consumer Staples	293,287,193	—	—	293,287,193
Health Care	245,463,500	—	—	245,463,500
Utilities	112,289,050	—	—	112,289,050
Information Technology	97,424,700	—	—	97,424,700
Total Equity	$4,594,169,660	$—	$—	$4,594,169,660
Short Term Investments	23,834,282	56,380,000	—	80,214,282
Total Investments in Securities	$4,618,003,942	$56,380,000	$—	$4,674,383,942

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2010 (Unaudited)

KSDVF	Level 1	Level 2	Level 3	Total
Equity
Financials	$4,585,794	$—	$—	$4,585,794
Industrials	2,041,866	—	—	2,041,866
Consumer Discretionary	1,970,881	—	—	1,970,881
Materials	1,290,710	—	—	1,290,710
Utilities	1,231,748	—	—	1,231,748
Information Technology	902,934	—	—	902,934
Energy	888,280	—	—	888,280
Health Care	627,019	—	—	627,019
Consumer Staples	561,440	—	—	561,440
Total Equity	$14,100,672	$—	$—	$14,100,672
Purchased Options	2,280	—	—	2,280
Short Term Investments	143,479	—	—	143,479
Total Investments in Securities	$14,246,431	$—	$—	$14,246,431
KSMVF	Level 1	Level 2	Level 3	Total
Equity
Industrials	$17,617,242	$—	$—	$17,617,242
Financials	16,053,874	—	—	16,053,874
Consumer Discretionary	11,829,995	—	—	11,829,995
Materials	9,231,750	—	—	9,231,750
Energy	6,130,820	—	—	6,130,820
Health Care	4,047,850	—	—	4,047,850
Consumer Staples	3,404,335	—	—	3,404,335
Information Technology	3,179,750	—	—	3,179,750
Utilities	2,589,790	—	—	2,589,790
Total Equity	$74,085,406	$—	$—	$74,085,406
Warrants	1,751,010	—	—	1,751,010
Short Term Investments	662,363	—	—	662,363
Total Investments in Securities	$76,498,779	$—	$—	$76,498,779
KMCVF	Level 1	Level 2	Level 3	Total
Equity
Financials	$17,668,486	$—	$—	$17,668,486
Industrials	10,866,773	—	—	10,866,773
Consumer Discretionary	7,601,300	—	—	7,601,300
Health Care	6,993,226	—	—	6,993,226
Materials	6,314,198	—	—	6,314,198
Utilities	6,164,840	—	—	6,164,840
Energy	5,882,650	—	—	5,882,650
Consumer Staples	4,432,030	—	—	4,432,030
Information Technology	3,958,905	—	—	3,958,905
Total Equity	$69,882,408	$—	$—	$69,882,408
Total Investments in Securities	$69,882,408	$—	$—	$69,882,408

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2010 (Unaudited)

KACVF	Level 1	Level 2	Level 3	Total
Equity
Industrials	$18,790,530	$—	$—	$18,790,530
Financials	13,181,440	—	—	13,181,440
Consumer Discretionary	12,303,260	—	—	12,303,260
Materials	10,574,140	—	—	10,574,140
Energy	9,989,580	—	—	9,989,580
Health Care	6,402,380	—	—	6,402,380
Consumer Staples	5,006,230	—	—	5,006,230
Information Technology	3,047,740	—	—	3,047,740
Utilities	1,931,950	—	—	1,931,950
Total Equity	$81,227,250	$—	$—	$81,227,250
Warrants	1,806,630	—	—	1,806,630
Total Investments in Securities	$83,033,880	$—	$—	$83,033,880

Derivatives:

The Funds comply with financial accounting reporting rules that require the Funds to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

Fair Value of Derivative Instruments as of March 31, 2010.

Derivatives not accounted for as hedging instruments
	Fund	Statement of Assets & Liabilities Location	Fair Value
Equity Contracts – Options	KSDVF	Investments, at value	$2,280

The Effect of Derivative Instruments on the Statement of Operations for the
six months ended March 31, 2010.

Derivatives not accounted for as hedging instruments
	Fund	Amount of Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Equity Contracts – Options	KSDVF	$—	$(2,584)

b)  Federal Income and Excise Taxes – It is the Funds' policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2010 (Unaudited)

There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year end September 30, 2009, or for any other tax years which are open for exam. As of September 30, 2009, open tax years include the tax years ended September 30, 2005 through 2009. The Funds are also not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

c)  Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually for KSCVF, KSMVF, KMCVF and KACVF. Dividends from net investment income, if any, will be declared and paid quarterly for KSDVF. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Company may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. For the year ended September 30, 2009, KSCVF, KSMVF and KACVF decreased undistributed net investment income by $735,392, $4,013 and $9,378, respectively. KMCVF increased undistributed net investment income by $417. KSCVF, KSMVF and KACVF increased accumulated net realized loss by $737,816, $4,018 and $9,410 respectively. KMCVF decreased accumulated net realized loss by $417. KSCVF, KSMVF and KACVF decreased paid in capital by $2,424, $5 and $32, respectively. These reclassifications between capital accounts were made for only those differences that are permanent in nature such as net operating losses, non-deductible costs and dividend reclasses.

d)  Other – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income less foreign tax withheld, if any, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2010 (Unaudited)

e)  Guarantees and Indemnifications – In the normal course of business, the Company may enter into a contract with service providers that contains general indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims against the Company that have not yet occurred. Based on experience, the Company expects the risk of loss to be remote.

f)  Securities Lending – The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Funds' securities exposes the Funds to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Funds may experience losses related to the reinvestment of collateral. To minimize certain of these risks, the borrower must agree to maintain collateral with the Funds' custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 100% of the market value of the loaned securities. As of March 31, 2010, KSCVF had a market value of securities loaned of $54,426,288, and received cash collateral for the loans of $57,275,440. The cash collateral is marked to market on a nightly basis to stay above the collateralization thresholds agreed to by the Board.

g)  Payment by Affiliate – During the fiscal year ended September 30, 2008, the Adviser voluntarily reimbursed KSCVF $3,429,299 relating to KSCVF's purchase of certain securities issued by companies engaged in securities-related businesses. This reimbursement has been classified on the Financial Highlights as "Net increase from payments by affiliates" and increased the total return of KSCVF (Class A) and KSCVF (Class I) by approximately 0.03% for the year ended September 30, 2008.

3.  INVESTMENT ADVISORY AGREEMENTS

For each Fund, the Company entered into an investment advisory agreement (the "Agreements") with the Adviser, with whom certain officers and directors of the Company are affiliated, to furnish investment advisory services to that Fund. Under the terms of the Agreements, KSCVF pays the Adviser a monthly fee at the annual rate of 1.00% of that Fund's first $1 billion, 0.90% on the next $5 billion, 0.80% on the next $2 billion, 0.70% on the next $2 billion and 0.60% in excess of $10 billion of the Fund's average daily net assets; KSDVF pays the Adviser a monthly fee at the annual rate of 1.00% of that Fund's average daily net assets; KSMVF, KMCVF and KACVF each pay the Adviser a monthly fee at the annual rate of 1.00% of each Fund's first $350 million, 0.90% of the next $350 million, and 0.80% in excess of $700 million of each Fund's average daily net assets.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2010 (Unaudited)

The Adviser has contractually agreed to waive fees and/or reimburse expenses with respect to KSCVF, KSDVF, KSMVF, KMCVF and KACVF until January 31, 2011 ("Expense Cap Agreement"), such that total expenses, exclusive of interest, taxes, litigation, brokerage commissions, charges from buying and selling Fund securities and other extraordinary expenses, will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KSCVF	1.39%	1.14%
KSDVF	1.39%	1.14%
KSMVF	1.39%	1.14%
KMCVF	1.39%	1.14%
KACVF	1.39%	1.14%

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement during the six months ended March 31, 2010.

	Recovery Expiring on
Fund	9/30/10	9/30/11	9/30/12
KSMVF	$52,579	$64,994	$86,870
KMCVF	9,126	80,245	126,939
KACVF	49,240	73,176	133,475

On September 30, 2009, the Adviser voluntarily reimbursed KSCVF in the amount of $165,650. This voluntary expense reimbursement is not subject to repayment by KSCVF.

4.  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Company has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Funds' Class A shares. The Plan is designed to reimburse Keeley Investment Corp. (the "Distributor"), with whom certain officers and directors of the Company are affiliated, for certain promotional and other sales related costs and to permit the Company to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of a Fund. The Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. The Plan may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Company, including the vote of a majority of

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2010 (Unaudited)

the Independent Directors. For the period from October 1, 2009 to March 31, 2010 KSCVF – Class A paid $5,175,027 in distribution fees, of which $194,672 was paid to the Distributor. KSDVF – Class A paid $863 in distribution fees, of which $338 was paid to the Distributor, KSMVF – Class A paid $38,381 in distribution fees, of which $7,854 was paid to the Distributor, KMCVF – Class A paid $72,108 in distribution fees, of which $20,624 was paid to the Distributor and KACVF – Class A paid $74,020 in distribution fees, of which $21,380 was paid to the Distributor.

The Company adopted a Shareholder Servicing Plan for all of its Funds and Classes. The Company has retained the Distributor to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the "Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, the Company will pay the Distributor a monthly fee calculated at an annual rate of 0.05% of each Fund's average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Company, including the vote of a majority of the Independent Directors. For the six months ended March 31, 2010 the Distributor received $1,142,376, $2,063, $13,194, $17,945 and $19,951 from KSCVF, KSDVF, KSMVF, KMCVF, and KACVF, respectively.

5.  INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period from October 1, 2009 to March 31, 2010, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
KSCVF	$—	$—	$163,537,724	$784,971,202
KSDVF	—	—	15,274,448	2,481,384
KSMVF	—	—	33,197,936	7,456,173
KMCVF	—	—	16,168,937	27,958,810
KACVF	—	—	16,684,461	23,707,176

For the period from October 1, 2009 to March 31, 2010, KSCVF, KSDVF, KSMVF, KMCVF, and KACVF paid $1,968,610, $36,667, $133,613, $74,970 and $104,135, respectively, in brokerage commissions on trades of securities to the Distributor.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2010 (Unaudited)

6.  FEDERAL INCOME TAX INFORMATION

At September 30, 2009, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	KSCVF	KSMVF	KMCVF	KACVF
Tax Cost of Investments	$5,194,941,730	$36,074,345	$62,010,395	$79,023,183
Gross Unrealized Appreciation	$686,977,311	$10,289,395	$16,325,640	$14,235,042
Gross Unrealized Depreciation	(1,074,224,231)	(2,976,184)	(1,869,207)	(11,318,279)
Net Unrealized Appreciation/ (Depreciation) on investments	$(387,246,920)	$7,313,211	$14,456,433	$2,916,763

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year.

At September 30, 2009, KSCVF, KSMVF, KMCVF and KACVF had net Post-October realized capital losses of $1,169,259,201, $5,324,721, $43,893,700 and $27,159,227 respectively, from transactions between November 1, 2008, and September 30, 2009.

At September 30, 2009, KSCVF had accumulated capital loss carryforwards for federal income tax purposes of $90,129,026 expiring on September 30, 2017. KSMVF had accumulated capital loss carryforwards for federal income tax purposes of $2,541 and $1,092,256 expiring on September 30, 2016 and September 30, 2017, respectively. KMCVF had accumulated capital loss carryforwards for federal income tax purposes of $70,829, $1,229,875, $1,082,528 and $20,047,216 expiring on September 30, 2014, September 30, 2015, September 30, 2016 and September 30, 2017, respectively. KAVCF had accumulated capital loss carryforwards for federal income tax purposes of $248,022, $914,390 and $10,651,008 expiring on September 30, 2015, September 30, 2016 and September 30, 2017, respectively. To the extent that KSCVF, KSMVF, KMCVF or KACVF may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards.

The tax character of distributions paid during the fiscal year ended September 30, 2009 and 2008 were as follows:

	Ordinary Income		Long-Term Capital Gains		Return of Capital
Fund	2009	2008	2009	2008	2009	2008
KSCVF	—	—	—	$138,843,405	—	$8,530
KSMVF	—	$9,622	—	—	—	—
KMCVF	—	—	—	—	—	—
KACVF	—	—	—	—	—	—

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2010 (Unaudited)

As of September 30, 2009 the components of accumulated earnings on a tax basis were as follows:

	KSCVF	KSMVF	KMCVF	KACVF
Accumulated Capital and Other Losses	$(1,259,388,227)	$(6,419,518)	$(66,324,148)	$(38,972,647)
Undistributed Ordinary Income	9,649,519	22,773	129,932	46,411
Unrealized Appreciation/ (Depreciation) on Investments	(387,246,920)	7,313,211	14,456,433	2,916,763
Total Accumulated Losses	$(1,636,985,628)	$916,466	$(51,737,783)	$(36,009,473)

7.  OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2009 to March 31, 2010, the Distributor received $104,249, $2,157, $5,764, $2,316 and $2,800, of the sales charges on behalf of KSCVF, KSDVF, KSMVF, KMCVF and KACVF, respectively. Sales charges are not an expense of the Fund and are not reflected in the financial statements of any Fund.

8.  LINE OF CREDIT ARRANGEMENTS

KSCVF, KSDVF, KSMVF, KMCVF and KACVF are parties to uncommitted line of credit agreements with U.S. Bank, N.A., expiring March 1, 2011, under which KSCVF may borrow up to the lesser of (a) $425 million or (b) 10% of the net assets of KSCVF. Under separate agreements, KSDVF may borrow up to the lesser of (a) $1.2 million or (b) 10% of the net assets of KSDVF, KSMVF may borrow up to the lesser of (a) $5 million or (b) 10% of the net assets of KSMVF, KMCVF may borrow up to the lesser of (a) $7.5 million or (b) 10% of the net assets of KMCVF and KACVF may borrow up to the lesser of (a) $7 million or (b) 10% of the net assets of KACVF. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under these agreements from time to time to increase the efficiency of cash flow management. For the period from October 1, 2009 to March 31, 2010, KSCVF, KSMVF, KMCVF and KACVF had average borrowings of $4,255,341, $11,747, $145,060 and $168,841, respectively, with an average borrowing rate of 3.25%.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2010 (Unaudited)

9.  RELATED PARTY TRANSACTIONS

As of March 31, 2010, one affiliated director of the Funds beneficially owned shares of the Funds as follows:

	KSDVF		KSMVF		KMCVF		KACVF
	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I
Shares	2,174	502,458	275,223	822,685	1,007,374	928,735	918,782	887,641
Percent of total outstanding shares	1.64%	43.86%	5.76%	23.72%	15.98%	55.17%	15.02%	39.62%

10.  TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with KSCVF; that is, KSCVF held 5% or more of the outstanding voting securities during the period from October 1, 2009 through March 31, 2010. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

Issuer Name	Share Balance At October 1, 2009	Additions	Reductions	Share Balance At March 31, 2010	Dividend Income	Value At March 31, 2010
AMCOL International Corp.	1,785,000	—	(205,000)	1,580,000	$594,000	$42,976,000
Ampco-Pittsburgh Corp.	1,000,000	—	—	1,000,000	360,000	24,820,000
Arch Chemicals, Inc. (1)	1,275,000	—	(130,000)	1,145,000	482,000	39,376,550
AZZ, Inc.	1,010,000	—	(15,000)	995,000	250,000	33,680,750
Brush Engineered Materials, Inc.	1,205,000	—	(5,000)	1,200,000	—	27,084,000
Carmike Cinemas, Inc.	1,226,842	—	(561,100)	665,742	—	9,233,842
CIRCOR International, Inc.	1,120,000	—	(10,000)	1,110,000	83,625	36,863,100
Colfax Corp.	2,460,000	—	—	2,460,000	—	28,954,200
Denny's Corp.	5,710,000	265,000	—	5,975,000	—	22,944,000
DineEquity, Inc.	905,000	15,000	—	920,000	—	36,367,600
EnPro Industries, Inc.	1,175,000	—	—	1,175,000	—	34,169,000
Federal Signal Corp.	2,870,000	37,500	—	2,907,500	344,400	26,196,575
Gamco Investors, Inc.	368,000	—	—	368,000	758,080	16,744,000
Greenbrier Companies, Inc.	1,960,000	30,000	(2,500)	1,987,500	—	21,882,375
Haynes International, Inc.	760,000	—	(2,500)	757,500	303,500	26,913,975
Home Federal Bancorp, Inc.	1,091,500	—	—	1,091,500	120,065	15,837,665
Integrated Electrical Services, Inc. (1)	818,000	—	(818,000)	—	—	—
Koppers Holdings, Inc.	1,440,000	—	(27,500)	1,412,500	627,550	40,002,000
LB Foster Co.	1,042,500	—	(6,000)	1,036,500	—	29,944,485
Ladish, Inc.	1,345,000	—	(400,000)	945,000	—	19,051,200
Layne Christensen Co.	1,500,000	—	(40,000)	1,460,000	—	38,996,600
Maidenform Brands, Inc.	2,540,000	—	(255,000)	2,285,000	—	49,927,250
Marcus Corp.	2,150,000	27,500	—	2,177,500	365,500	28,285,725
Midas, Inc.	1,515,000	10,000	—	1,525,000	—	17,202,000
Natural Gas Services Group, Inc.	1,755,000	—	(67,500)	1,687,500	—	26,780,625
Neenah Paper, Inc.	1,290,000	—	—	1,290,000	258,000	20,433,600
Pharmerica Corp.	2,295,000	—	(130,000)	2,165,000	—	39,446,300
Quanex Building Products Corp.	2,000,000	—	—	2,000,000	120,000	33,060,000
RBC Bearings, Inc.	1,375,000	—	(17,500)	1,357,500	—	43,263,525
Robbins & Myers, Inc. (1)	1,815,000	—	(265,000)	1,550,000	141,188	36,921,000

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2010 (Unaudited)

Issuer Name	Share Balance At October 1, 2009	Additions	Reductions	Share Balance At March 31, 2010	Dividend Income	Value At March 31, 2010
Stage Stores, Inc. (1)	1,945,000	—	(1,045,000)	900,000	$147,250	$13,851,000
Sun Hydraulics, Inc.	970,000	—	(10,000)	960,000	173,475	24,940,800
Tennant Co.	1,530,000	—	(27,500)	1,502,500	424,550	41,153,475
Titan International, Inc.	2,025,000	60,000	—	2,085,000	20,575	18,202,050
Universal Stainless & Alloy Products, Inc.	735,000	—	—	735,000	—	17,632,650
Walter Investment Management Corp. (1)	1,005,000	35,000	(5,000)	1,035,000	1,032,500	16,560,000
Watts Water Technologies, Inc. – Class A (1)	1,515,000	—	(70,000)	1,445,000	326,150	44,881,700
Westfield Financial, Inc.	1,810,000	—	(15,000)	1,795,000	448,750	16,496,050
Zep, Inc.	1,215,000	2,000	—	1,217,000	97,200	26,627,960
					$7,478,358	$1,087,703,627

(1)  Issuer was not an affiliate as of March 31, 2010.

11.  NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update "Improving Disclosures about Fair Value Measurements" that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

12.  SUBSEQUENT EVENTS

On April 1, 2010, the Company launched the Keeley Alternative Value Fund ("KALVF"), a newly created series with two classes of shares: Class A and Class I. KALVF is the successor fund to the Broadmark Value Hedged Fund, LP (the "Private Fund"), a previously existing private fund that operated from October 1, 2006 to March 31, 2010. On April 1, 2010, KALVF assumed the Private Fund's portfolio. The Adviser and Broadmark Asset Management LLC ("Broadmark"), the investment sub-adviser to KALVF, were, respectively, the investment sub-adviser and investment adviser to the Private Fund. KALVF and the Private Fund have substantially similar investment objectives, polices and strategies. The Adviser and Broadmark manage KALVF in a manner substantially similar to the Private Fund. The Adviser has contractually agreed to waive fees and/or reimburse expenses with respect to KALVF until April 1, 2011, such that total expenses, exclusive of interest, taxes, litigation, brokerage commissions, charges from buying and selling securities and other extraordinary expenses, will not exceed 1.89% and 1.64% of the average daily net assets of the Class A Shares and Class I Shares of KALVF, respectively.

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through the issue date of these financial statements and determined they had no material impact on the Financial Statements of the Company.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Keeley Small Cap Value Fund
Keeley Small-Mid Cap Value Fund
Keeley Mid Cap Value Fund
Keeley All Cap Value Fund

At a Meeting of the Board of Directors of Keeley Funds, Inc. (the "Company") held on November 3, 2009, the Directors, including all of the Directors who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (the "Independent Directors"), unanimously approved the continuation of the advisory agreements (each, an "Agreement") between the Company and Keeley Asset Management Corp. (the "Adviser"), with respect to the Keeley Small Cap Value Fund ("KSCVF"), the Keeley Small-Mid Cap Value Fund ("KSMVF"), the Keeley Mid Cap Value Fund ("KMCVF") and the Keeley All Cap Value Fund ("KACVF"), each a series of the Company (each, a "Fund," and collectively, the "Funds").

The Board's Independent Directors were assisted in their review by independent legal counsel, and met with such counsel separately from representatives of the Adviser. Independent legal counsel provided the Board with a memorandum that discussed the various factors that the Board should consider as part of its consideration of the continuation of the Agreements, including, among other things, the nature and the quality of the services provided by the Adviser, profitability (including any fall-out benefits) from the relationship with the Funds, economies of scale, the role played by the Independent Directors and information on comparative performance and comparative fees and expenses. The Board also considered the written responses and materials produced by the Adviser in response to a due diligence request list submitted by the Independent Directors' counsel prior to the meeting. Included in those responses was a Fund-by-Fund profitability analysis prepared by the Adviser, accompanied by an explanation of the methodology by which that profitability analysis was calculated. The Board also received materials on performance, expenses and comparable fund information from Lipper, Inc. ("Lipper"), an independent provider of mutual fund data, as well as comparative information about the fees that the Adviser charges to its institutional accounts that have similar investment strategies as the Funds. The Board and Independent Directors previously had extensively reviewed all of these materials at a special Meeting of the Board of Directors held on October 6, 2009. The Independent Directors discussed these materials among themselves and with their independent legal counsel. In their deliberations, the Board did not identify any single factor that alone was responsible for the Board's decision to approve the continuation of each Agreement. However, the material factors and conclusions that formed the basis for the Board's determination to approve the continuation of the Agreements are discussed separately below.

Nature, Extent and Quality of Services Provided. The Board considered the overall services provided by the Adviser, including its personnel, performance, compliance with laws, availability of the Adviser's personnel to provide information and the other services the Adviser provides to the Funds. The Board also discussed the Adviser's staffing and the Adviser's efforts to continue to bolster its staff numbers and the resources available to that staff.

The Board concluded that the nature and quality of services provided by the Adviser was acceptable and consistent with industry norms.

Fees and Performance. At its October and November meetings, the Board reviewed the performance of each Fund and the costs of the services the Adviser provides. Specifically, the Board examined the investment performance of each Fund, including the Fund's ranking for short and long-term time periods and each Fund's performance against its peers and against its respective Lipper index for the same periods. The Board discussed the Funds' recent relative underperformance, the reasons for that underperformance and the Adviser's commitment to continue to manage the Funds in accordance with its investment philosophy, after which the Board determined that the Funds' performance was acceptable.

The Board also considered the expenses of each Fund, the expense ratio of each Fund and the expense limitation agreements entered into in light of the services the Adviser provides. The Board also compared each Fund's expenses against its peers, and considered the differences in the fees that the Adviser charges to its institutional clients in the same asset class as that of a particular Fund, as well as the reasons for those differences. The Board also discussed the Adviser's profitability on a Fund-by-Fund basis, including the methodology by which that profitability was calculated. After considering all of this information, the Board concluded that the fees for each Fund were acceptable in light of the services provided.

Fall-Out Benefits. The Board considered the possible fall-out benefits the Adviser and its affiliate receive for serving the Funds, including the fees that the Adviser's affiliate receives for executing transactions for the Funds. The Board decided that the fall-out benefits that the Adviser and its affiliate receive are acceptable.

Economies of Scale. The Board discussed the efficacy of the Funds' expense caps and expense reimbursements made by the Adviser and the Board took note of the fact that the expense caps were implemented and that these appeared to be effective. In its discussion, the Board considered the Adviser's recent decisions to: (i) cap total expenses for Class I shares and Class A shares of KSCVF to 1.14% 1.39%, respectively, effective October 1, 2009 through January 31, 2011, and (ii) extend the term of the expense cap reimbursement agreement for KMCVF, KSMVF and KACVF through January 31, 2011. Based upon this discussion, the Board concluded that the current asset size of the Funds and other factors did not warrant additional re-evaluation of the fee breakpoints at this time.

* * *

Keeley Small Cap Dividend Value Fund

At the same meeting on November 3, 2009, the Directors, including all the Independent Directors, unanimously approved a new advisory agreement between the Company and the Adviser with respect to the newly established Keeley Small Cap Dividend Value Fund ("KSDVF"). In their deliberations, the Board did not identify any single factor that alone was responsible for the Board's decision to approve the agreement with respect to KSDVF. However, the material factors and conclusions that formed the basis for the Board's determination to approve that agreement are discussed separately below.

Nature, Extent and Quality of Services Provided. The Board noted the overall services proposed to be provided to KSDVF by the Adviser, including its personnel, performance, compliance with laws, availability of the Adviser's personnel to provide information, and the other services that the Adviser would provide to KSDVF. The Board concluded that, in light of the services the Adviser provides to the other Funds, the nature and quality of the services proposed to be provided by the Adviser for the KSDVF would be acceptable.

Fees and Performance. The Board considered the proposed fee structure for the KSDVF. The Board also considered that the Adviser was proposing to enter into an expense cap and reimbursement agreement for KSDVF to bring total expenses for KSDVF in line with the total expenses for the other Funds. The Board did not take into account the Adviser's projected profitability because the Fund had not yet commenced operations. The Board likewise did not examine the Fund's performance because the Fund had not yet commenced operations.

The Board concluded that the proposed fees were acceptable in light of the services to be provided.

Fall-Out Benefits. The Board discussed possible fall-out benefits that the Adviser and its affiliate could receive for serving the KSDVF, including the fees that the Adviser's affiliate would receive for executing transactions for KSDVF. The Board decided that the possible fall-out benefits were acceptable.

Economies of Scale. The Board discussed the proposed expense cap and expense reimbursements by the Adviser, including the advisability of implementing fee breakpoints for KSDVF. Based upon this discussion, the Board concluded that the expected asset size of KSDVF for the first year did not warrant a discussion about fee breakpoints at the current time.

* * *

Keeley Alternative Value Fund

At a Meeting of the Board held on February 2, 2010, the Directors, including all the Independent Directors, unanimously approved (i) a new advisory agreement between the Company and the Adviser with respect to the newly established Keeley Alternative Value Fund ("KALVF") and (ii) a subadvsiory agreement between the Adviser and Broadmark Asset Management LLC (the "Subadviser") to retain the Subadviser for KALVF. For purposes of this discussion, the advisory agreement and the sub-advisory agreements are each referred to individually as an "KALVF Agreement," and collectively as the "KALVF Agreements."

The Board's Independent Directors were assisted in their consideration of the KALVF Agreements by independent legal counsel, and met with such counsel separately from representatives of the Adviser and of the Subadviser. Independent legal counsel provided the Board with a memorandum that discussed the various factors that the Board should consider as part of its review of the KALVF Agreements, including, among other things, the nature and the quality of the services proposed to be provided by the Adviser and by the Subadviser, projected profitability (including any fall-out benefits) from the relationship with KALVF, economies of scale, the role played by the Independent Directors and information on comparative performance and comparative fees and expenses. The Board also received a representation from the Adviser that the materials that had been produced by the Adviser in response to a due diligence request list submitted by the Independent Directors' counsel prior to the Board's November 3, 2009 meeting were still current and accurate. At the meeting, the Adviser discussed the proposed investment strategy for KALVF, noting that the equity investments of KALVF would be managed in substantially the same fashion as KSMVF, with the Subadviser seeking to manage the market risks of those investments. The Adviser further explained that KALVF would be formed from a private fund for which the Adviser currently serves as investment subadviser and the Subadviser currently serves as adviser. The Adviser discussed the three-year performance of the private fund, including how the Subadviser had protected the equity investments of that private fund during down markets. The Adviser discussed its past experiences with the Subadviser and the Subadviser made a presentation to the Board on the investment philosophy and techniques that it would use to seek to mitigate risk for KALVF, and provided additional general background information on its expertise and business.

After considering the presentations by the Adviser and Subadviser, as part of their deliberations, the Board did not identify any single factor that alone was responsible for the Board's decision to approve the KALVF Agreements. However, the material factors and conclusions that formed the basis for the Board's determination to approve the KALVF Agreements are discussed separately below.

Advisory Agreement

Nature, Extent and Quality of Services to be Provided. The Board noted the overall services proposed to be provided to KALVF by the Adviser, including its personnel, performance, compliance with laws, availability of the Adviser's personnel to provide information, and the other services that the Adviser would provide to the Fund. The Board concluded that, in light of the services the Adviser provides to the other KALVF Funds, the nature and quality of the services proposed to be provided by the Adviser would be acceptable.

Fees and Performance. The Board considered the proposed fee structure for the KALVF. The Board considered that the proposed advisory fees were slightly higher than the fees charged to the other Funds by the Adviser. However, the Board took note of the Adviser's explanation that the proposed hedging strategy for the KALVF would make the Fund more expensive to manage. The Board also considered that the Adviser was proposing to enter into an expense cap and reimbursement agreement for KALVF to cap total expenses to 1.89% for Class A Shares and 1.64% for Class I Shares. The Board did not take into account the Adviser's projected profitability because the Fund had not yet commenced operations. The Board concluded that the proposed fees were acceptable in light of the services to be provided.

The Board reviewed the performance of the private fund that would reorganize into KALVF. The Board took note of the Adviser's assertion that KALVF will be managed in a substantially similar fashion. As a result, the Board determined that, although KALVF had not commenced operations, based upon the performance of the private fund, KALVF appeared to be designed to be able to achieve acceptable performance.

Fall-Out Benefits. The Board discussed possible fall-out benefits that the Adviser and its affiliate could receive for serving KALVF, including the fees that the Adviser's affiliate would receive for executing transactions for KALVF. The Board concluded that the fall-out benefits were acceptable.

Economies of Scale. The Board discussed the proposed expense cap and expense reimbursements by the Adviser, including the advisability of implementing fee breakpoints for KALVF. Based upon this discussion, the Board concluded that the expected asset size of KALVF for the first year did not warrant a discussion about fee breakpoints at this time.

Subadvisory Agreement

Nature, Extent and Quality of Services to be Provided. The Board noted the overall services proposed to be provided to KALVF by the Subadviser, based upon the representations that the Advisers had made about the Subadviser's personnel, performance, compliance with laws, and the other information provided by the Subadviser.

The Board concluded that the nature and quality of the services proposed to be provided by the Subadviser would be acceptable.

Fees and Performance. The Board considered the proposed fee structure for the KALVF with regard to the Subadviser. The Board noted that the Fund would not pay any fee to the Subadviser, but that the subadvisory fees would be paid by the Adviser out of its advisory fee. The Board did not take into account the Subadviser's projected profitability because the Fund had not yet commenced operations. The Board concluded that the proposed fees were acceptable in light of the services to be provided.

The Board reviewed the performance of the private fund that would reorganize into KALVF. The Board noted that the Adviser had indicated that KALVF will be managed in a substantially identical fashion. As a result, the Board determined that, although KALVF had not commenced operations, based upon the performance of the private fund, KALVF appeared to be designed to be able to achieve acceptable performance.

Fall-Out Benefits. The Board discussed possible fall-out benefits that the Subadviser and its affiliates could receive for serving KALVF. The Board decided that the fall-out benefits were acceptable.

Economies of Scale. The Board discussed any economies of scale that Fund investors could benefit from in connection with the Subadviser's subadvisory services to KALVF. Based upon this discussion, the Board concluded that the expected asset size of KALVF for the first year did not warrant a discussion about economies of scale at this time.

* * *

At that same meeting, the Board considered the termination date for the agreements for all the Keeley Funds, and determined to extend the termination date for each Advisory Agreement through November 30, 2010.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds' proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 800.933.5391. This information also is included in KEELEY Funds' statements of additional information, which is available on the Funds' website at www.keeleyfunds.com and the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the twelve month period ended June 30, 2009 is available on the Funds' website at www.keeleyfunds.com and the Securities and Exchange Commission's website at www.sec.gov.

Information About Portfolio Securities

KEELEY Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending June 30, 2009 and December 31, 2009 (the first and third quarters of the Funds' fiscal year) on Form N-Q. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

Household Delivery of Shareholder Documents

To reduce expenses, the Fund may mail only one copy of the Fund's prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 888.933.5391 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents

You may choose to receive the Keeley Funds' prospectuses and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm's name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

Once enrolled, you will no longer receive paper copies of Keeley Fund prospectuses and reports, and you will receive e-mail notifications announcing that shareholder reports are available on the Keeley Funds website at www.keeleyfunds.com. Your information and e-mail address will be kept confidential and used only to deliver documents to you. You may cancel electronic delivery at any time by visiting www.icsdelivery.com. If you have any questions, please contact your brokerage firm or financial adviser.

Investment Adviser

KAMCO

KEELEY ASSET MANAGEMENT CORP.

Chicago, Illinois

Distributor

KEELEY INVESTMENT CORP.

KEELEY INVESTMENT CORP.

Chicago, Illinois

Custodian

U.S. BANK, N.A.

Milwaukee, Wisconsin
888-933-5391

Transfer Agent and Dividend Disbursing Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin
888-933-5391

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin

Counsel

K & L Gates LLP

Chicago, Illinois

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund's prospectus.

401 South LaSalle Street • Suite 1201 • Chicago • Illinois • 60605
(312) 786-5050 • (800) 533-5344 • FAX (312) 786-5003

Keeley Funds, Inc.: SEC file number 811-21761

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)          Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officer have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days prior to the filling date of this Form N-CSR, that the disclosure controls are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)       (1) Not Applicable for semi-annual reporting.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Keeley Funds, Inc.

By (Signature and Title)*	/s/ John L. Keeley Jr.
John L. Keeley Jr., Principal Executive Officer

Date	5/27/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John L. Keeley Jr.
John L. Keeley Jr., Principal Executive Officer

Date	5/27/2010

By (Signature and Title)*	/s/ Robert Kurinsky
Robert Kurinsky, Principal Financial Officer

Date	5/27/2010

* Print the name and title of each signing officer under his or her signature.